Exhibit 99.6

$1,005,272,000 Notes (Approximate)

Accredited Mortgage Loan Trust 2004-4

SELLER AND SERVICER

Accredited Home Lenders, Inc.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

$1,005,272,000

(Approximate) (1)(4)

Accredited Mortgage Loan Trust 2004-4

Mortgage Pass-Through Notes

Overview of the Offered Notes

Notes	Approximate Principal Balance(1) (4)	Primary Collateral Group	Expected Credit Support	Initial Pass- Through Rate (5)		Estimated Avg. Life (yrs) (2)	Principal Payment Window (2)(3)	Expected S&P/ Moody’s Ratings
A-1A	$303,549,000	Group I	17.650%	LIBOR +	[ ]%	2.82	12/04 -10/12	AAA/Aaa
A-1B	$75,888,000	Group I	17.650%	LIBOR +	[ ]%	2.82	12/04 - 10/12	AAA/Aaa
A-2A	$61,064,000	Group II	17.650%	LIBOR +	[ ]%	1.00	12/04 - 08/06	AAA/Aaa
A-2B	$59,262,000	Group II	17.650%	LIBOR +	[ ]%	3.00	08/06 - 01/10	AAA/Aaa
A-2C	$29,836,000	Group II	17.650%	LIBOR +	[ ]%	7.08	01/10 - 10/12	AAA/Aaa
A-2D	$316,000,000	Group II	17.650%	LIBOR +	[ ]%	3.00	12/04 - 10/12	AAA/Aaa
M-1	$63,664,000	Group I & II	11.450%	LIBOR +	[ ]%	5.35	01/08 - 10/12	AA/Aa2
M-2	$49,802,000	Group I & II	6.600%	LIBOR +	[ ]%	5.34	12/07 - 10/12	A+/A2
M-3	$13,349,000	Group I & II	5.300%	LIBOR +	[ ]%	5.34	12/07 - 10/12	A/A3
M-4	$10,781,000	Group I & II	4.250%	LIBOR +	[ ]%	5.34	12/07 - 10/12	A-/Baa1
M-5	$10,269,000	Group I & II	3.250%	LIBOR +	[ ]%	5.34	12/07 - 10/12	BBB+/Baa2
M-6	$11,808,000	Group I & II	2.100%	[5.25	]%	5.32	12/07 - 10/12	BBB/Baa3
Total	$1,005,272,000

(1)	The principal balances of the Offered Notes are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2)	Assuming payment based on the pricing speeds outlined in “Key Terms – Pricing Prepayment Assumption” and to a 10% Clean-up Call on all Notes.
(3)	The Last Scheduled Distribution Date for the Offered Notes is the Distribution Date in January 2035.
(4)	The initial aggregate principal balance of the Offered Notes will be subject to an upward or downward variance of no more than approximately 5%.
(5)	See the “Structure of the Offered Notes” section of this Term Sheet for more information on the Pass-Through Rates of the Offered Notes.

Selected Mortgage Pool Data (6)

	Group I		Group II
	Adjustable	Fixed	Adjustable	Fixed	Aggregate
Scheduled Principal Balance:	$368,735,250	$92,027,309	$347,341,546	$218,732,397	$1,026,836,502
Number of Mortgage Loans:	2,309	738	1,745	1,588	6,380
Average Scheduled Principal Balance:	$159,695	$124,698	$199,050	$137,741	$160,946
Weighted Average Gross Coupon:	6.891%	6.980%	7.075%	6.895%	6.962%
Weighted Average Net Coupon: (7)	6.389%	6.478%	6.573%	6.393%	6.460%
Weighted Average Current FICO Score:	623	633	621	632	625
Weighted Average Original LTV Ratio:	78.90%	75.03%	79.16%	76.00%	78.02%
Weighted Average Stated Remaining Term (mths):	359	338	359	344	354
Weighted Average Seasoning(mths):	1	1	1	1	1
Weighted Average Months to Roll:	25	N/A	25	N/A	25
Weighted Average Gross Margin: (8)	5.51%	N/A	5.68%	N/A	5.60%
Weighted Average Initial Rate Cap: (8)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Periodic Rate Cap: (8)	1.50%	N/A	1.50%	N/A	1.50%
Weighted Average Gross Maximum Lifetime Rate: (9)	13.89%	N/A	14.07%	N/A	13.98%

(6)	All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(7)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.
(8)	Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

•	The mortgage loans in the transaction consist of sub-prime fixed and adjustable rate, first lien residential mortgage loans (the “Mortgage Loans”) originated and serviced by Accredited Home Lenders, Inc. (“Accredited”).

•	Credit support for the Notes will be provided through a senior/subordinate structure, initial overcollateralization and target overcollateralization of approximately 2.10% and excess spread.

•	This transaction will contain a Swap Agreement with an initial notional amount of approximately $[1,026,836,501] in aggregate. For the purposes of allocating swap receipts or payments, the swap will be divided into two components that amortize in accordance with the Swap Component Schedule (see page 16). Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.32]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired.

•	None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as “high cost” loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

•	The transaction will be modeled on INTEX as “GSACCT0404” and on Bloomberg as “ACCR 2004-4”.

•	The Offered Notes will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:	November 22, 2004

Cut-off Date:	November 1, 2004

Expected Pricing Date:	On or before November 11, 2004

First Distribution Date:	December 27, 2004

Key Terms

Offered Notes:	Class A and Class M Notes

Class A Notes:	Class A-1 and Class A-2 Notes

Class A-1 Notes:	Class A-1A and Class A-1B Notes

Class A-2 Notes:	Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes

Class M Notes:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Notes

LIBOR Notes:	Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes

Issuer:	Accredited Mortgage Loan Trust 2004-4. The Issuer is expected to be a Delaware statutory trust which is expected to be wholly owned by Accredited Mortgage Loan REIT Trust (“REIT”).

Servicer:	Accredited Home Lenders, Inc.

Seller:	Accredited Mortgage Loan REIT Trust

Lead Manager:	Goldman, Sachs & Co.

Co-Managers:	Lehman Brothers, Credit Suisse First Boston, Barclays Capital, Morgan Stanley

Indenture Trustee:	Deutsche Bank National Trust Company

Owner Trustee:	U.S. Bank Trust National Association

Swap Provider:	TBD

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Servicing Fee:	50 bps

Trustee Fee:	0.2 bps

Distribution Date:	25th day of the month or the following Business Day

Record Date:	For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:	0 day delay on the LIBOR Notes, 24 day delay on the M-6 Notes.

Prepayment Period:	16th day of prior month (or in the case of the first Distribution Date, the Cut-off Date) through the 15th day of month of the related Distribution Date.

Due Period:	The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:	Actual/360 basis on the LIBOR Notes, 30/360 basis on the M-6 Notes.

Interest Accrual Period:	For the LIBOR Notes, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the M-6 Notes, from and including the first day of the month prior to the month in which the current Distribution Date occurs to and including the last day of such month.

Pricing Prepayment Assumption:

Fixed Rate Loans: 100% PPC. Adjustable-Rate Loans: 140% PPC.

100% PPC assumes that prepayments start at 4% in the first month of the mortgage loan (i.e. loan age), increase by approximately 1.45% each month to 20% in month 12, and remain at 20% CPR thereafter.

Mortgage Loans:	The Trust will consist of subprime, fixed and adjustable rate, first lien residential mortgage loans.

Group I Mortgage Loans:	Approximately $460,762,559 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one - to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:	Approximately $566,073,943 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one - to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:	The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Offered Notes, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off Date:

Initial Gross WAC (1):	6.9620%
Less Fees & Expenses (2):	0.5020%
Less Initial Swap Outflow(3):	1.1919%

Net WAC (1):	5.2681%
Less Initial Offered Note Coupon (Approx.)(4):	2.5459%

Initial Excess Spread (1):	2.7222%

(1)    This amount will vary on each Distribution Date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

(2)    Includes the Servicing Fee and the Trustee Fee.

(3)    Assumes a 30-day month.

(4)    Assumes 1-month LIBOR equal to 2.12811%, initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average Pass-Through Rates on the Offered Notes as well as any changes in day count.

Servicer Advancing:	With respect to the Servicer, yes as to principal and interest, subject to recoverability.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:	The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Prepayment Period resulting from voluntary Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:	The transaction has a 10% optional clean-up call, based upon the bond balance, after applying current period’s distributions, divided by original bond balance.

Rating Agencies:	Standard & Poor’s Ratings Group, and Moody’s Investors Service, Inc. will rate all of the Offered Notes.

Minimum Denomination:	$25,000 with regard to Class A Notes, and $250,000 with regard to the Class M Notes.

Legal Investment:	It is anticipated that the Class A and Class M-1 Notes will be SMMEA eligible.

ERISA Eligible:	The Notes are expected to be ERISA eligible.

Tax Treatment:	Debt for federal income tax purposes.

Prospectus:

The Offered Notes will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the “Prospectus”). Additional information with respect to the Offered Notes and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE “RISK FACTORS” IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED NOTES.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Notes

Description of Principal and Interest Distributions

Principal will be paid as described under the heading of “Principal Distributions on the Offered Notes”. Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Notes as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Notes will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Noteholders).

Interest will be paid monthly, on all of the LIBOR Notes, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-Up Call date, subject to the WAC Cap or applicable loan group cap. Interest will be paid monthly, on the Class M-6 Notes, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the pass-through rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Notes are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 2.10% overcollateralization (funded on the Closing Date) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal approximately 4.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of Notes to the required distributions on the more senior classes of Notes.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Class Note Balance of the subordinate Notes (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Class Note Balances of the Class A Notes have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in December 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Notes is greater than or equal to 35.30%.

Class	Initial Subordination Percentage	Step-Down Date Percentage
A	17.65%	35.30%
M-1	11.45%	22.90%
M-2	6.60%	13.20%
M-3	5.30%	10.60%
M-4	4.25%	8.50%
M-5	3.25%	6.50%
M-6	2.10%	4.20%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ day rolling average equals or exceeds 37% of the prior period’s Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 day+ rolling average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the “Cumulative Realized Loss Percentage”) exceeds the amounts set forth below:

Distribution Dates	Cumulative Realized Loss Percentage
December 2007 – November 2008	2.750% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 2.875% in January 2008)
December 2008 – November 2009	4.250% for the first month, plus an additional 1/12th of 0.750% for each month thereafter (e.g., approximately 4.313% in January 2009)
December 2009 – November 2010	5.000% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 5.021% in January 2010)
December 2010 and thereafter	5.250%

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 2.750%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Offered Notes the coupon will increase after the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Notes will increase to 2 times the margin at issuance and the margin for the Class M Notes (except for the Class M-6 Notes) will increase to 1.5 times the margin at issuance. For the M-6 Notes, the coupon will increase by 0.50%.

Pass-Through Rate. Each of the Class A-1A Pass-Through Rate, Class A-1B Pass-Through Rate, Class A-2A Pass-Through Rate, Class A-2B Pass-Through Rate, Class A-2C Pass-Through Rate, Class A-2D Pass-Through Rate, Class M-1 Pass-Through Rate, Class M-2 Pass-Through Rate, Class M-3 Pass-Through Rate, Class M-4 Pass-Through Rate, Class M-5 Pass-Through Rate and Class M-6 Pass-Through Rate.

Class A-1A Pass Through Rate. The Class A-1A Notes will accrue interest at a variable rate equal to the lesser of (i) one month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean up Call is exercisable), and (ii) the Loan Group I Cap.

Class A-1B Pass Through Rate. The Class A-1B Notes will accrue interest at a variable rate equal to the lesser of (i) one month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean up Call is exercisable), and (ii) the Loan Group I Cap.

Class A-2A Pass-Through Rate. The Class A-2A Notes will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the Loan Group II Cap.

Class A-2B Pass-Through Rate. The Class A-2B Notes will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the Loan Group II Cap.

Class A-2C Pass-Through Rate. The Class A-2C Notes will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the Loan Group II Cap.

Class A-2D Pass-Through Rate. The Class A-2D Notes will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [    ]% ([    ]% after the first distribution date on which the Optional Clean-up Call is exercisable), and (ii) the Loan Group II Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Pass-Through Rate. The Class M-1 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Notes will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [    ]% ([    ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass Through Rate.The Class M-6 Notes will accrue interest at a per annum interest rate equal to the lesser of (i) [5.25]% ([5.75]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Pool Subordinate Amount. As to any Distribution Date, the excess of the collateral balance for such loan group for the immediately preceding Distribution Date over the aggregate Class Note Balance of the Class A-1Notes (in the case of the Group I Mortgage Loans) or the Class Note Balance of the Class A-2 Notes (in the case of Group II Mortgage Loans), immediately prior to the related Distribution Date.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate and (B) the swap receivable into the trust allocable to the Group I Mortgage Loans, if any, less swap payments out of the trust allocable to the Group I Mortgage Loans, if any, in each case divided by the Group I Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the servicing fee rate and the trustee fee rate and (B) the swap receivable into the trust allocable to the Group II Mortgage Loans, if any, less swap payments out of the trust allocable to the Group II Mortgage Loans, if any, in each case divided by the Group II Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

WAC Cap. As to any Distribution Date, the weighted average of the Loan Group I Cap and the Loan Group II Cap, weighted on the basis of the Pool Subordinate Amount for each loan group; provided, however, on any Distribution Date after the Class Note Balance of the Class A Notes related to either loan group has been reduced to zero, such weighting will be on the basis of the loan group balance rather than the Pool Subordinate Amount of each loan group (in the case of the M-6 Notes, multiplied by the actual number of days in the Interest Accrual Period divided by 30.)

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Notes, the supplemental interest amount for each class will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Notes at such Notes’ applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap) over interest due on such class of Notes at a rate equal to their capped Pass-Through Rate, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Notes’ applicable Pass-Through Rate (without regard to the Loan Group I Cap, Loan Group II Cap or the WAC Cap).

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable Servicing Fee and Trustee Fee in respect of such Mortgage Loan.

Interest Distributions on the Offered Notes. On each Distribution Date, Available Funds will be allocated as follows:

(i)	From Available Funds, to the Swap Provider all swap payments owed,

(ii)	Concurrently,

(a)	from the Distributable Interest Amount related to the Group I Mortgage Loans, concurrently to the Class A-1A and Class A-1B Notes, their Accrued Note Interest, and any unpaid Accrued Note Interest from prior Distribution Dates allocated based on their entitlement to those amounts; and

(b)	from the Distributable Interest Amount related to the Group II Mortgage Loans, concurrently to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, their Accrued Note Interest and any unpaid Accrued Note Interest from prior Distribution Dates allocated based on their entitlement to those amounts, provided, that if the Distributable Interest Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Distributable Interest Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii)	from any remaining Distributable Interest Amount, to the Class M Notes, sequentially, in ascending numerical order, their Accrued Note Interest.

Principal Distributions on the Offered Notes.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Notes in accordance with the Class A-1 Principal Distribution Allocation described below, until the Class Note Balance thereof has been reduced to zero;

(b)	Concurrently, pro rata by Class Note Balance, the Group II Principal Distribution Amount,

(i)	sequentially, to the Class A-2A Notes until the Class Note Balance thereof has been reduced to zero, the Class A-2B Notes until the Class Note Balance thereof has been reduced to zero, and then to the Class A-2C Notes until the Class Note Balance thereof has been reduced to zero, and

(ii)	to the Class A-2D Notes until the Class Note Balance thereof have been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Note Balance of any class of Class A Notes is reduced to zero (considering the Class A-1A and Class A-1B Notes as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Notes on that Distribution Date, and the amount of principal distributable to the Class A Notes on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Notes remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their respective Class Note Balances have been reduced to zero;

(ii)	to the Class M Notes, sequentially, in ascending numerical order, until their respective Class Note Balances have been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, principal distributions will be allocated from the remaining Available Funds up to the Principal Distribution Amount as follows:

(i)	Concurrently,

(a)	to the Class A-1 Notes, allocated between the Class A-1A and the Class A-1B Notes in accordance with the Class A-1 Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective Class Note Balances have been reduced to zero,

(b)	concurrently, to the Class A-2A, Class A-2B and Class A-2C Notes, on the one hand, and the Class A-2D Notes on the other hand, pro rata based upon Class Note Balance, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Notes, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated as follows:

(i)	sequentially to the Class A-2A Notes until the Class Note Balance thereof has been reduced to zero, to the Class A-2B Notes until the Class Note Balance thereof has been reduced to zero, and then to the Class A-2C Notes until the Class Note Balance thereof has been reduced to zero, and

(ii)	to the Class A-2D Notes until the Class Note Balance thereof has been reduced to zero,

provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the Class Note Balance of any class of Class A Notes is reduced to zero (considering the Class A-1A and Class A-1B Notes as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Notes on that Distribution Date, and the amount of principal distributable to the Class A Notes on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Notes remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their Class Note Balances have been reduced to zero;

(ii)	to the Class M-1 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Note Balance has been reduced to zero,

(iii)	to the Class M-2 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Note Balance has been reduced to zero,

(iv)	to the Class M-3 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Note Balance has been reduced to zero,

(v)	to the Class M-4 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their Class Note Balance has been reduced to zero,

(vi)	to the Class M-5 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their Class Note Balance has been reduced to zero, and

(vii)	to the Class M-6 Notes, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their Class Note Balance has been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

(i)	to the Class M-1 Notes, their Unpaid Interest Shortfall Amount,

(ii)	to the Class M-2 Notes, their Unpaid Interest Shortfall Amount,

(iii)	to the Class M-3 Notes, their Unpaid Interest Shortfall Amount,

(iv)	to the Class M-4 Notes, their Unpaid Interest Shortfall Amount,

(v)	to the Class M-5 Notes, their Unpaid Interest Shortfall Amount,

(vi)	to the Class M-6 Notes, their Unpaid Interest Shortfall Amount,

(vii)	concurrently, any Class A-1A Basis Risk Carry Forward Amount to the Class A-1A Notes, any Class A-1B Basis Risk Carry Forward Amount to the Class A-1B Notes, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Notes, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Notes, any Class A-2C Basis Risk Carry Forward Amount to the Class A-2C Notes and, any Class A-2D Basis Risk Carry Forward Amount to the Class A-2D Notes pro rata by their respective Basis Risk Carry Forward Amounts, and

(viii)	sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, and Class M-6 Notes any Basis Risk Carry Forward Amount for such classes.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class M-6 Notes, fourth to the Class M-5 Notes, fifth to the Class M-4 Notes, sixth to the Class M-3 Notes, seventh to the Class M-2 Notes and eighth to the Class M-1 Notes. In the event that the Class M Notes and overcollateralization have been reduced to zero, the Class Note Balance of the Class A-2B and Class A-2C Notes will be reduced, pro rata by Class Note Balance, by the product of: (i) the remaining losses attributable to the Group II Mortgage Loans and (ii) the dividend of: (a) the aggregate balance of the Class A-2A Notes, Class A-2B Notes, and Class A-2C Notes, over (b) the Class A-2 Note balance. An allocation of any Realized Losses to a class of Notes on any Distribution Date will be made by reducing its Class Note Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A-1, Class A-2A and Class A-2D Notes until the Last Scheduled Distribution Date.

Available Funds. For any Distribution Date, the sum of the following amounts: (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the related servicing fee and trustee fee, together with any related P&I Advance on that Distribution Date and any swap payments received from the Swap Provider for such Distribution Date, (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans, and (v) all proceeds received with respect to any optional clean-up call.

Interest Remittance Amount on the Offered Notes. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, and the Trustee Fee.

Distributable Interest Amount on the Offered Notes. For any Distribution Date, the Interest Remittance Amount plus swap receipts, if any, and less swap outflows, if any.

Accrued Note Interest. For any Distribution Date and each class of Offered Notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such Distribution Date (or, in the case of the LIBOR Notes, the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Unpaid Interest Shortfall Amount. With respect to each class is equal to any unpaid Accrued Note Interest from prior Distribution Dates, with interest accrued thereon at the related Pass-Through Rate.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the Offered Notes. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Class A-1 Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Notes are required to be distributed pro rata among the Class A-1 Notes, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Notes will be allocated first to the Class A-1A Notes, until their Class Note Balance has been reduced to zero, and then to the Class A-1B Notes, until their Class Note Balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Notes, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Notes.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Notes.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less Servicing Fee, Trustee Fee and swap payments out of the trust, if any, plus the swap receivable into the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Notes on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

(i)	all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii)	the principal portion of all partial and full prepayments received during the related prepayment period,

(iii)	the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv)	the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v)	the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi)	the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the Notes.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Class Note Balance of the Class A Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Class Note Balance of the Class M-1 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.10% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Class Note Balance of the Class M-2 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Class Note Balance of the Class M-3 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Class Note Balance of the Class M-4 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Date), and (F) the Class Note Balance of the Class M-5 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Class Note Balances of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Note Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Note Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Note Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Note Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Note Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Class Note Balance of the Class M-6 Notes immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

Product	No Penalty	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months	Total
2 Year ARM	$71,654,657	$53,378,322	$314,232,820	$52,025,675	$327,932	$18,422,116	$510,041,521
2 Year ARM IO	1,902,156	11,370,592	71,786,070	7,114,604	355,696	2,432,700	94,961,818
3 Year ARM	3,529,627	1,020,694	1,215,425	83,672,044	311,638	1,606,354	91,355,782
3 Year ARM IO	0	119,920	350,000	8,660,345	0	406,000	9,536,265
5 Year ARM	773,879	442,109	316,983	2,657,670	0	3,395,060	7,585,700
5 Year ARM IO	0	0	0	1,278,610	0	168,350	1,446,960
6 Month LIBOR ARM	0	0	1,148,750	0	0	0	1,148,750
Balloon	0	0	113,907	0	0	123,806	237,713
Fixed	43,015,987	8,053,952	8,022,245	85,924,929	2,857,613	155,332,878	303,207,604
Fixed IO	0	0	0	2,991,450	0	4,322,938	7,314,388

Total:	$120,876,305	$74,385,590	$397,186,199	$244,325,326	$3,852,880	$186,210,202	$1,026,836,502

Product	No Penalty	0-12 Months	13-24 Months	25-36 Months	37-48 Months	49-60 Months
2 Year ARM	6.98%	5.20%	30.60%	5.07%	0.03%	1.79%
2 Year ARM IO	0.19	1.11	6.99	0.69	0.03	0.24
3 Year ARM	0.34	0.10	0.12	8.15	0.03	0.16
3 Year ARM IO	0.00	0.01	0.03	0.84	0.00	0.04
5 Year ARM	0.08	0.04	0.03	0.26	0.00	0.33
5 Year ARM IO	0.00	0.00	0.00	0.12	0.00	0.02
6 Month LIBOR ARM	0.00	0.00	0.11	0.00	0.00	0.00
Balloon	0.00	0.00	0.01	0.00	0.00	0.01
Fixed	4.19	0.78	0.78	8.37	0.28	15.13
Fixed IO	0.00	0.00	0.00	0.29	0.00	0.42

Total:	11.77%	7.24%	38.68%	23.79%	0.38%	18.13%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Notes

The assumptions for the breakeven CDR table below are as follows:

•	The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

•	1-month and 6-month Forward LIBOR curves (as of close on November 4, 2004) are used

•	40% loss severity

•	There is a 6 month lag in recoveries

•	Priced to call with collateral losses calculated through the life of the applicable bond

•	Notes are priced at par, except for the Class M-6 that is priced at 91.12907%

•	Termination of the swap is not modeled

•	Calculated using initial marketing spreads and structure

		First Dollar of Loss	LIBOR Flat	0% Return
Class M-1	CDR (%)	19.74	20.12	21.80
	Yield (%)	4.5103	3.8298	0.0000
	WAL	4.93	4.84	4.54
	Modified Duration	4.43	4.37	4.29
	Principal Window	10/09 - 10/09	09/09 - 09/09	07/09 - 07/09
	Principal Writedown ($)	28,255.43(0.04)%	2,274,494.94(3.57)%	13,022,340.00(20.45)%
	Total Collat Loss ($)	170,584,039.73(16.61)%	172,215,027.90(16.77)%	181,053,776.01(17.63)%

Class M-2	CDR (%)	13.09	13.54	14.73
	Yield (%)	5.1590	3.9547	-0.0105
	WAL	5.68	5.56	5.13
	Modified Duration	4.93	4.89	4.81
	Principal Window	07/10 - 07/10	06/10 - 06/10	04/10 - 04/10
	Principal Writedown ($)	6,336.31 (0.01)%	3,651,348.54 (7.33)%	13,160,570.44(26.43)%
	Total Collat Loss ($)	128,623,918.83(12.53)%	131,641,075.91(12.82)%	139,645,599.90(13.60)%

Class M-3	CDR (%)	11.53	11.68	12.00
	Yield (%)	5.3060	4.0055	-0.0417
	WAL	5.93	5.83	5.68
	Modified Duration	5.09	5.05	5.08
	Principal Window	10/10 - 10/10	09/10 - 09/10	09/10 - 09/10
	Principal Writedown ($)	45,836.37 (0.34)%	1,172,228.41 (8.78)%	4,126,738.46(30.91)%
	Total Collat Loss ($)	117,324,849.74(11.43)%	118,109,415.51(11.50)%	120,777,552.29(11.76)%

Class M-4	CDR (%)	10.35	10.49	10.76
	Yield (%)	5.7950	3.9368	-0.1729
	WAL	6.09	6.06	5.82
	Modified Duration	5.13	5.14	5.11
	Principal Window	12/10 - 12/10	12/10 - 12/10	11/10 - 11/10
	Principal Writedown ($)	72,712.93 (0.67)%	1,436,395.07 (13.32)%	3,814,903.06 (35.39)%
	Total Collat Loss ($)	108,051,162.15(10.52)%	109,278,869.29(10.64)%	111,198,565.11(10.83)%

Class M-5	CDR (%)	9.30	9.43	9.67
	Yield (%)	5.9970	4.0677	-0.0255
	WAL	6.26	6.22	5.94
	Modified Duration	5.21	5.22	5.18
	Principal Window	02/11 - 02/11	02/11 - 02/11	01/11 - 01/11
	Principal Writedown ($)	93,099.16 (0.91)%	1,482,954.16 (14.44)%	3,774,006.49 (36.75)%
	Total Collat Loss ($)	99,437,192.70(9.68)%	100,621,723.27(9.80)%	102,408,264.85(9.97)%

Class M-6	CDR (%)	8.26	NA	8.65
	Yield (%)	6.9379	NA	-0.2130
	WAL	6.43	NA	5.90
	Modified Duration	5.23	NA	5.22
	Principal Window	04/11 - 04/11	NA	03/11 - 03/11
	Principal Writedown ($)	50,262.50 (0.43)%	NA	4,785,813.88(40.53)%
	Total Collat Loss ($)	90,459,538.27(8.81)%	NA	93,793,245.42(9.13)%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Indenture Trustee will enter into a Swap Agreement with an initial notional amount of $[1,026,836,501]. Under the Swap Agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [3.32]% (on a 30/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive a per annum rate equal to One-Month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. For the purposes of allocating swap receipts or payments, the swap will be divided into two components that amortize in accordance with the Swap Component Schedule below.

Swap Component Schedule

Period	Aggregate Notional Balance ($)	Group I Component Notional Balance ($)	Group II Component Notional Balance ($)
1	1,026,836,501.24	460,762,558.69	566,073,942.55
2	1,016,623,510.88	456,034,862.64	560,588,648.24
3	1,003,849,906.61	450,118,655.56	553,731,251.05
4	988,529,060.25	443,020,197.68	545,508,862.57
5	970,693,147.76	434,754,703.29	535,938,444.47
6	950,393,710.49	425,346,614.12	525,047,096.37
7	927,702,022.13	414,829,778.73	512,872,243.40
8	902,709,434.30	403,247,720.47	499,461,713.83
9	875,526,710.08	390,653,012.36	484,873,697.72
10	846,284,297.04	377,107,718.20	469,176,578.84
11	815,131,540.88	362,682,907.43	452,448,633.45
12	782,236,329.32	347,458,240.66	434,778,088.66
13	750,674,781.50	332,879,956.63	417,794,824.87
14	720,419,553.44	318,924,225.34	401,495,328.10
15	691,415,379.19	305,564,031.51	385,851,347.68
16	663,609,418.72	292,773,612.02	370,835,806.70
17	636,951,100.62	280,528,329.40	356,422,771.22
18	611,392,023.41	268,804,622.30	342,587,401.11
19	586,885,861.47	257,579,958.18	329,305,903.29
20	563,388,274.78	246,832,788.02	316,555,486.76
21	540,856,822.81	236,542,503.09	304,314,319.72
22	519,250,882.06	226,689,393.66	292,561,488.40
23	498,531,567.36	217,254,609.47	281,276,957.89
24	220,861,034.24	77,406,499.22	143,454,535.02
25	213,444,259.72	74,663,699.74	138,780,559.98
26	206,282,909.43	72,021,231.52	134,261,677.91
27	199,367,893.65	69,475,291.74	129,892,601.91
28	192,690,458.47	67,022,226.87	125,668,231.60
29	186,242,172.84	64,658,526.65	121,583,646.19
30	180,014,916.25	62,380,818.23	117,634,098.02
31	174,000,866.82	60,185,860.70	113,815,006.12
32	168,192,489.86	58,070,539.69	110,121,950.17
33	162,582,526.98	56,031,862.33	106,550,664.65
34	157,163,985.52	54,066,952.28	103,097,033.24
35	151,930,128.46	52,173,045.10	99,757,083.36
36	146,874,464.66	50,347,483.75	96,526,980.91
37	141,994,152.15	48,589,935.64	93,404,216.51
38	112,760,138.87	33,324,486.25	79,435,652.62
39	109,311,752.89	32,303,260.40	77,008,492.49
40	105,967,813.51	31,313,012.74	74,654,800.77
41	102,725,180.10	30,352,810.75	72,372,369.35
42	99,580,805.94	29,421,749.80	70,159,056.14
43	96,531,735.43	28,518,952.34	68,012,783.09
44	93,575,101.35	27,643,567.09	65,931,534.26
45	90,708,122.29	26,794,768.24	63,913,354.05
46	87,928,100.03	25,971,754.74	61,956,345.29
47	85,232,417.09	25,173,749.51	60,058,667.58
48	82,618,534.32	24,399,998.75	58,218,535.57

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Period	Aggregate Notional Balance ($)	Group I Component Notional Balance ($)	Group II Component Notional Balance ($)
49	80,083,988.58	23,649,771.25	56,434,217.33
50	77,626,390.46	22,922,357.69	54,704,032.77
51	75,243,422.08	22,217,070.02	53,026,352.06
52	72,932,834.97	21,533,240.82	51,399,594.15
53	70,692,447.99	20,870,222.64	49,822,225.35
54	68,520,145.35	20,227,387.49	48,292,757.86
55	66,413,874.62	19,604,126.16	46,809,748.46
56	64,371,644.86	18,999,847.75	45,371,797.11
57	62,391,524.80	18,413,979.06	43,977,545.74
58	60,471,641.05	17,845,964.10	42,625,676.95
59	58,610,176.36	17,295,263.53	41,314,912.83
60	56,805,367.98	16,761,354.24	40,044,013.74
61	55,053,647.42	16,243,284.22	38,810,363.20
62	53,355,313.64	15,741,029.53	37,614,284.11
63 +	0.00	0.00	0.00

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) One Month and Six Month LIBOR remain constant at 20.00%, (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, (iii) Actual / 360 day count and (iv) includes proceeds received from the swap. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Distribution Date	Loan Group I Cap (%)	Loan Group II Cap (%)	WAC Cap(%)	Distribution Date	Loan Group I Cap (%)	Loan Group II Cap (%)	WAC Cap(%)
Dec-04	22.5046	22.5920	22.5528	Oct-08	13.1818	14.3566	13.8304
Jan-05	22.9322	23.0288	22.9854	Nov-08	13.5995	14.5762	14.1388
Feb-05	22.8604	22.9618	22.9163	Dec-08	13.9206	14.8190	14.4166
Mar-05	23.0961	23.2130	23.1605	Jan-09	13.5516	14.4819	14.0653
Apr-05	22.6649	22.7793	22.7280	Feb-09	13.5276	14.4350	14.0286
May-05	22.6421	22.7678	22.7114	Mar-09	14.6103	15.3186	15.0013
Jun-05	22.3976	22.5279	22.4694	Apr-09	13.4796	14.3417	13.9555
Jul-05	22.3375	22.4819	22.4171	May-09	13.9703	14.6836	14.3640
Aug-05	22.0477	22.2026	22.1331	Jun-09	13.5966	14.3447	14.0094
Sep-05	21.8408	22.0108	21.9345	Jul-09	13.9212	14.5900	14.2903
Oct-05	21.7202	21.9095	21.8246	Aug-09	13.5480	14.2520	13.9363
Nov-05	21.3598	21.5658	21.4733	Sep-09	13.5237	14.2058	13.8999
Dec-05	21.2264	21.4500	21.3497	Oct-09	13.8477	14.4510	14.1804
Jan-06	20.8716	21.1109	21.0035	Nov-09	13.5969	14.1783	13.9174
Feb-06	20.6329	20.8894	20.7743	Dec-09	13.9244	14.4344	14.2055
Mar-06	20.7724	21.0507	20.9258	Jan-10	13.5480	14.0955	13.8497
Apr-06	20.1683	20.4580	20.3280	Feb-10	11.0208	9.6274	10.2533
May-06	20.0615	20.3685	20.2307	Mar-10	12.1905	10.6445	11.3393
Jun-06	19.7227	20.0415	19.8984	Apr-10	11.0008	9.6014	10.2306
Jul-06	19.6268	19.9618	19.8114	May-10	11.3693	9.9093	10.5660
Aug-06	19.2905	19.6393	19.4828	Jun-10	10.9924	9.5852	10.2185
Sep-06	19.0803	19.4434	19.2805	Jul-10	11.3484	9.8913	10.5474
Oct-06	18.9999	19.3778	19.2082	Aug-10	10.9721	9.5593	10.1959
Nov-06	11.7746	13.7813	12.8808	Sep-10	10.9620	9.5463	10.1846
Dec-06	11.9389	13.9108	13.0259	Oct-10	11.3169	9.8511	10.5124
Jan-07	11.6835	13.6598	12.7730	Nov-10	10.9532	9.5215	10.1679
Feb-07	11.6375	13.6000	12.7194	Dec-10	11.3077	9.8342	10.5000
Mar-07	12.2655	14.1556	13.3075	Jan-11	10.9327	9.5040	10.1500
Apr-07	11.5473	13.4819	12.6138	Feb-11	10.9224	9.4911	10.1388
May-07	12.6666	14.3425	13.5905	Mar-11	12.0812	10.4937	11.2128
Jun-07	12.3828	14.0667	13.3111	Apr-11	10.9018	9.4653	10.1165
Jul-07	12.5787	14.2223	13.4848	May-11	11.2663	9.7687	10.4483
Aug-07	12.2929	13.9472	13.2049	Jun-11	10.8925	9.4488	10.1046
Sep-07	12.2488	13.8882	13.1526	Jul-11	11.2448	9.7505	10.4300
Oct-07	12.4468	14.0458	13.3283	Aug-11	10.8716	9.4231	10.0825
Nov-07	13.2434	14.5622	13.9704	Sep-11	10.8612	9.4103	10.0715
Dec-07	13.4791	14.7444	14.1766	Oct-11	11.2125	9.7107	10.3959
Jan-08	11.9867	13.7138	12.9392	Nov-11	10.8478	9.3854	10.0535
Feb-08	11.9663	13.6700	12.9063	Dec-11	11.1986	9.6905	10.3804
Mar-08	12.5362	14.1381	13.4203	Jan-12	10.8268	9.3652	10.0347
Apr-08	11.9256	13.5829	12.8403	Feb-12	10.8163	9.3524	10.0239
May-08	13.2948	14.5864	14.0078	Mar-12	11.5510	9.9838	10.7037
Jun-08	12.9518	14.2672	13.6780	Apr-12	10.7952	9.3270	10.0025
Jul-08	13.2497	14.4940	13.9367	May-12	11.1441	9.6248	10.3249
Aug-08	12.9068	14.1754	13.6072	Jun-12	10.7741	9.3016	9.9812
Sep-08	12.8843	14.1297	13.5719	Jul-12	11.1223	9.5986	10.3030

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date	Loan Group I Cap (%)	Loan Group II Cap (%)	WAC Cap(%)
Aug-12	10.7529	9.2764	9.9602
Sep-12	10.7423	9.2638	9.9498
Oct-12	11.0894	9.5596	10.2707
Nov-12	10.7211	9.2387	9.9291
Dec-12	11.0674	9.5337	10.2495
Jan-13	10.6998	9.2137	9.9087
Feb-13	10.6891	9.2012	9.8985
Mar-13	11.8226	10.1733	10.9480
Apr-13	10.6678	9.1764	9.8785
May-13	11.0124	9.4695	10.1975
Jun-13	10.6464	9.1517	9.8587
Jul-13	10.9903	9.4440	10.1773
Aug-13	10.6251	9.1271	9.8393
Sep-13	10.6144	9.1148	9.8297
Oct-13	10.9571	9.4060	10.1475
Nov-13	10.5929	9.0904	9.8107
Dec-13	10.9350	9.3808	10.1280
Jan-14	10.5715	9.0661	9.7920
Feb-14	10.5608	9.0540	9.7828
Mar-14	11.6804	10.0107	10.8209
Apr-14	10.5393	9.0299	9.7647
May-14	10.8796	9.3185	10.0810
Jun-14	10.5179	9.0059	9.7470
Jul-14	10.8574	9.2937	10.0629
Aug-14	10.4964	8.9820	9.7297
Sep-14	10.4857	8.9701	9.7212
Oct-14	10.8241	9.2569	10.0365
Nov-14	10.4643	8.9465	9.7045

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Mortgage Loans – All Collateral (1)

Scheduled Principal Balance:	$1,026,836,502
Number of Mortgage Loans:	6,380
Average Scheduled Principal Balance:	$160,946
Weighted Average Gross Coupon:	6.962%
Weighted Average Net Coupon: (2)	6.460%
Weighted Average Current FICO Score:	625
Weighted Average Original LTV Ratio:	78.02%
Weighted Average Stated Remaining Term (months):	354
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.60%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.98%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	51	$2,546,010	0.25%	7.520%	611	$49,922	63.19%	90.19%	82.34%
$50,001 - $75,000	744	47,978,340	4.67	7.411	616	64,487	74.27	91.70	93.22
$75,001 - $100,000	1,063	93,686,808	9.12	7.247	612	88,134	76.74	92.84	95.54
$100,001 - $125,000	1,015	113,993,918	11.10	7.135	618	112,309	77.82	91.66	97.24
$125,001 - $150,000	863	118,775,648	11.57	6.980	621	137,631	78.64	91.17	96.73
$150,001 - $200,000	1,075	186,172,911	18.13	6.941	623	173,184	77.96	86.83	98.30
$200,001 - $250,000	606	134,842,907	13.13	6.858	624	222,513	78.48	83.69	98.08
$250,001 - $300,000	375	102,790,806	10.01	6.831	625	274,109	79.21	82.03	98.37
$300,001 - $350,000	245	79,698,554	7.76	6.775	633	325,300	79.47	69.40	98.78
$350,001 - $400,000	158	59,333,390	5.78	6.718	637	375,528	79.73	60.79	99.40
$400,001 & Above	185	87,017,209	8.47	6.840	652	470,363	76.88	59.76	99.04

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	4	$696,106	0.07%	4.941%	729	$174,026	84.90%	100.00%	100.00%
5.00 - 5.49%	23	3,883,558	0.38	5.283	681	168,850	74.24	92.65	100.00
5.50 - 5.99%	551	106,965,560	10.42	5.864	669	194,130	74.14	93.88	98.90
6.00 - 6.49%	865	155,525,488	15.15	6.290	646	179,798	77.43	90.13	98.45
6.50 - 6.99%	2,178	373,269,558	36.35	6.790	630	171,382	78.32	80.00	97.99
7.00 - 7.49%	961	144,418,216	14.06	7.271	610	150,279	79.03	79.23	97.37
7.50 - 7.99%	1,221	171,936,883	16.74	7.750	600	140,816	79.27	76.06	95.86
8.00 - 8.49%	253	32,208,734	3.14	8.248	583	127,307	79.51	79.12	96.20
8.50 - 8.99%	263	31,279,974	3.05	8.744	568	118,935	78.29	90.05	96.78
9.00% & Above	61	6,652,426	0.65	9.497	566	109,056	76.69	88.26	95.57

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	190	$36,193,182	3.52%	6.344%	763	$190,490	74.77%	69.20%	95.16%
720 - 739	116	21,308,751	2.08	6.529	729	183,696	78.20	53.72	97.26
700 - 719	203	36,292,914	3.53	6.478	709	178,783	78.02	69.94	98.12
680 - 699	342	60,935,947	5.93	6.646	689	178,175	77.25	64.31	95.65
660 - 679	559	97,730,272	9.52	6.713	669	174,831	77.84	61.12	97.02
640 - 659	809	137,802,631	13.42	6.793	649	170,337	78.13	72.96	97.81
620 - 639	1,107	179,270,784	17.46	6.830	629	161,943	79.16	86.14	97.24
600 - 619	782	122,086,797	11.89	6.960	609	156,121	78.75	91.41	98.16
580 - 599	759	115,976,520	11.29	7.127	590	152,802	78.51	90.33	98.03
560 - 579	573	85,929,418	8.37	7.390	570	149,964	80.12	98.31	99.07
540 - 559	469	67,829,275	6.61	7.458	551	144,625	77.09	97.54	97.86
520 - 539	322	44,072,547	4.29	7.675	530	136,871	73.36	100.00	97.35
500 - 519	149	21,407,463	2.08	7.849	515	143,674	73.56	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	497	$66,818,744	6.51%	6.733%	621	$134,444	48.77%	80.87%	94.94%
60.01 - 70.00%	511	81,505,645	7.94	6.926	608	159,502	66.39	81.10	92.81
70.01 - 80.00%	3,780	626,469,669	61.01	6.928	635	165,733	78.93	76.02	98.33
80.01 - 85.00%	625	95,161,471	9.27	7.058	606	152,258	83.94	100.00	94.93
85.01 - 90.00%	967	156,880,972	15.28	7.156	610	162,235	89.29	99.89	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	5,561	$848,237,338	82.61%	6.928%	617	$152,533	78.46%	100.00%	97.63%
Stated	819	178,599,164	17.39	7.126	663	218,070	75.97	0.00	97.53

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	4,093	$633,622,431	61.71%	6.991%	611	$154,806	76.92%	88.95%	96.68%
Purchase	2,100	366,932,632	35.73	6.906	651	174,730	79.91	71.08	99.21
No Cash Refi	187	26,281,439	2.56	7.048	618	140,542	78.38	90.69	97.91

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	6,172	$1,002,331,487	97.61%	6.955%	625	$162,400	78.15%	82.62%	100.00%
Rental Property	188	22,238,994	2.17	7.272	637	118,293	73.08	81.94	0.00
2nd Home	20	2,266,020	0.22	6.842	675	113,301	70.58	82.70	0.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	5,070	$791,272,871	77.06%	6.983%	622	$156,070	77.90%	82.91%	97.50%
PUD	687	130,789,850	12.74	6.944	629	190,378	78.32	80.33	98.67
Condo	429	70,382,823	6.85	6.779	644	164,063	79.60	82.90	96.19
Multi Unit	130	25,481,771	2.48	6.881	637	196,014	75.74	83.73	100.00
Townhouse	59	8,401,445	0.82	7.042	623	142,397	78.89	82.49	96.03
Modular Home	5	507,742	0.05	6.433	676	101,548	68.83	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	1,265	$295,555,626	28.78%	6.669%	636	$233,641	75.58%	76.29%	97.25%
FL	573	75,917,501	7.39	7.123	617	132,491	77.66	80.94	96.29
TX	603	64,583,004	6.29	7.226	612	107,103	77.40	81.79	97.87
IL	276	46,027,224	4.48	7.063	613	166,765	81.83	86.84	98.61
NV	226	43,385,475	4.23	6.880	623	191,971	77.37	87.15	96.83
WA	251	39,983,128	3.89	6.722	634	159,295	79.54	90.19	98.05
MD	196	39,199,660	3.82	7.260	612	199,998	79.40	87.25	97.02
NJ	162	35,792,072	3.49	7.024	610	220,939	76.29	85.05	98.95
VA	192	33,844,064	3.30	7.164	617	176,271	78.40	77.94	97.65
PA	216	29,262,672	2.85	7.152	613	135,475	78.66	90.00	96.46
Other	2,420	323,286,077	31.48	7.084	626	133,589	79.76	85.77	98.14

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	20	$4,116,597	0.40%	7.112%	610	$205,830	77.43%	100.00%	89.88%
92154	8	2,853,350	0.28	6.806	612	356,669	78.72	74.21	92.83
92345	14	2,572,027	0.25	7.044	603	183,716	77.79	92.77	100.00
92126	8	2,567,039	0.25	6.927	654	320,880	79.37	100.00	100.00
92509	12	2,491,947	0.24	6.432	628	207,662	75.88	91.33	100.00
92054	8	2,484,429	0.24	6.629	660	310,554	76.16	23.92	82.67
89108	13	2,394,325	0.23	6.988	628	184,179	80.39	91.16	100.00
20772	10	2,393,608	0.23	7.147	599	239,361	82.02	91.88	87.58
89032	12	2,356,112	0.23	7.115	592	196,343	80.15	92.91	100.00
91913	6	2,287,599	0.22	6.348	686	381,266	78.17	48.23	100.00
Other	6,269	1,000,319,469	97.42	6.964	625	159,566	78.01	82.62	97.69

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	213	$20,361,410	1.98%	6.945%	630	$95,593	68.34%	90.32%	96.44%
181 - 240	121	12,090,134	1.18	7.152	613	99,918	76.40	94.60	97.18
241 - 360	6,046	994,384,958	96.84	6.960	625	164,470	78.24	82.30	97.64

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	2,901	$510,041,521	49.67%	7.030%	613	$175,816	78.74%	79.50%	97.47%
Fixed	2,292	303,207,604	29.53	6.929	631	132,290	75.57	91.15	96.86
2 Year ARM IO	379	94,961,818	9.25	6.542	666	250,559	79.80	70.02	100.00
3 Year ARM	675	91,355,782	8.90	7.239	618	135,342	79.99	82.36	98.25
3 Year ARM IO	44	9,536,265	0.93	6.543	662	216,733	79.41	95.73	100.00
5 Year ARM	43	7,585,700	0.74	6.847	649	176,412	78.51	87.60	93.82
Fixed IO	32	7,314,388	0.71	6.534	674	228,575	81.49	97.91	100.00
5 Year ARM IO	7	1,446,960	0.14	6.480	651	206,709	79.36	100.00	100.00
6 Month LIBOR ARM	5	1,148,750	0.11	5.652	735	229,750	66.47	0.00	100.00
Balloon	2	237,713	0.02	7.130	634	118,856	80.00	100.00	100.00

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.35%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	69.38	6.981	622	176,787	79.04	78.94	97.90
Fixed Rate	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.35%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	69.38	6.981	622	176,787	79.04	78.94	97.90
Fixed Rate	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	5	$1,148,750	0.11%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 - 24	3,280	605,003,340	58.92	6.954	621	184,452	78.90	78.01	97.86
25 - 36	719	100,892,046	9.83	7.174	622	140,323	79.94	83.63	98.41
49 & Above	50	9,032,660	0.88	6.788	649	180,653	78.65	89.59	94.81
Fixed Rate	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	8	$1,695,036	0.17%	5.418%	728	$211,880	73.22%	32.23%	100.00%
12.00 - 12.49%	15	2,430,137	0.24	5.260	680	162,009	76.55	88.25	100.00
12.50 - 12.99%	302	63,795,667	6.21	5.864	661	211,244	77.40	94.92	98.41
13.00 - 13.49%	559	109,257,201	10.64	6.297	641	195,451	78.97	88.44	98.91
13.50 - 13.99%	1,428	266,348,822	25.94	6.794	627	186,519	79.12	76.01	98.45
14.00 - 14.49%	617	102,422,113	9.97	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	771	121,644,374	11.85	7.750	599	157,775	79.44	71.21	96.51
15.00 - 15.49%	149	21,236,311	2.07	8.255	583	142,526	78.99	73.62	95.41
15.50 - 15.99%	166	22,452,872	2.19	8.748	571	135,258	78.88	87.25	96.30
16.00% & Above	39	4,794,263	0.47	9.511	566	122,930	77.17	85.06	96.46
Fixed Rate	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	764	$153,156,251	14.92%	6.097%	651	$200,466	78.38%	90.66%	99.08%
5.00 - 5.49%	1,210	227,129,647	22.12	6.745	628	187,710	79.34	78.89	98.25
5.50 - 5.99%	785	138,655,019	13.50	7.066	618	176,631	78.85	72.13	98.29
6.00 - 6.49%	757	119,963,577	11.68	7.624	601	158,472	79.80	74.17	96.48
6.50 - 6.99%	300	45,313,778	4.41	7.917	598	151,046	78.56	66.68	96.08
7.00% & Above	238	31,858,525	3.10	8.781	572	133,859	78.40	85.42	96.08
Fixed Rate	2,326	310,759,705	30.26	6.920	632	133,603	75.71	91.32	96.94

Total:	6,380	$1,026,836,502	100.00%	6.962%	625	$160,946	78.02%	82.61%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Adjustable Rate Mortgage Loans (1)

Scheduled Principal Balance:	$716,076,796
Number of Mortgage Loans:	4,054
Average Scheduled Principal Balance:	$176,635
Weighted Average Gross Coupon:	6.980%
Weighted Average Net Coupon: (2)	6.478%
Weighted Average Current FICO Score:	622
Weighted Average Original LTV Ratio:	79.03%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll:	25
Weighted Average Gross Margin:	5.60%
Weighted Average Initial Rate Cap:	1.50%
Weighted Average Periodic Rate Cap:	1.50%
Weighted Average Gross Maximum Lifetime Rate:	13.98%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	7	$349,750	0.05%	7.956%	594	$49,964	58.81%	85.72%	71.43%
$50,001 - $75,000	315	20,692,283	2.89	7.495	609	65,690	76.19	88.11	93.27
$75,001 - $100,000	546	48,158,180	6.73	7.318	606	88,202	78.74	91.72	95.78
$100,001 - $125,000	616	69,068,220	9.65	7.161	613	112,124	79.18	89.94	97.75
$125,001 - $150,000	596	82,193,998	11.48	7.002	616	137,909	79.77	89.60	96.99
$150,001 - $200,000	748	130,259,188	18.19	6.981	617	174,143	78.89	84.79	98.48
$200,001 - $250,000	453	101,106,411	14.12	6.925	620	223,193	79.18	80.84	97.85
$250,001 - $300,000	297	81,428,701	11.37	6.866	621	274,171	79.42	81.35	98.26
$300,001 - $350,000	202	65,733,451	9.18	6.809	630	325,413	79.99	68.80	98.98
$350,001 - $400,000	132	49,491,360	6.91	6.733	635	374,935	79.89	54.58	99.28
$400,001 & Above	142	67,595,256	9.44	6.934	650	476,023	77.16	52.25	98.76

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$546,286	0.08%	4.928%	712	$182,095	87.40%	100.00%	100.00%
5.00 - 5.49%	15	2,430,137	0.34	5.260	680	162,009	76.55	88.25	100.00
5.50 - 5.99%	307	64,944,417	9.07	5.860	663	211,545	77.21	93.24	98.44
6.00 - 6.49%	558	108,903,201	15.21	6.296	641	195,167	79.03	88.40	98.91
6.50 - 6.99%	1,429	266,702,822	37.25	6.794	627	186,636	79.10	76.04	98.45
7.00 - 7.49%	617	102,422,113	14.30	7.271	610	166,000	79.63	74.39	97.61
7.50 - 7.99%	771	121,644,374	16.99	7.750	599	157,775	79.44	71.21	96.51
8.00 - 8.49%	151	21,535,233	3.01	8.258	583	142,617	79.05	73.99	95.47
8.50 - 8.99%	164	22,153,950	3.09	8.753	572	135,085	78.83	87.08	96.25
9.00% & Above	39	4,794,263	0.67	9.511	566	122,930	77.17	85.06	96.46

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	90	$20,139,757	2.81%	6.452%	760	$223,775	78.41%	54.10%	96.01%
720 - 739	74	14,840,907	2.07	6.545	729	200,553	78.76	47.28	97.44
700 - 719	120	24,785,036	3.46	6.549	709	206,542	79.53	58.43	99.39
680 - 699	195	39,884,160	5.57	6.698	689	204,534	79.31	55.13	97.23
660 - 679	335	64,017,542	8.94	6.783	669	191,097	78.81	49.52	96.95
640 - 659	500	95,004,949	13.27	6.812	649	190,010	78.55	64.87	98.16
620 - 639	729	128,110,493	17.89	6.815	629	175,735	79.80	83.46	97.42
600 - 619	470	79,036,118	11.04	6.927	609	168,162	79.67	90.37	98.05
580 - 599	512	85,944,316	12.00	7.090	590	167,860	79.58	89.84	97.96
560 - 579	383	63,243,090	8.83	7.379	570	165,126	81.48	97.71	99.44
540 - 559	317	50,791,830	7.09	7.424	551	160,227	78.14	96.71	98.26
520 - 539	216	32,444,495	4.53	7.631	530	150,206	73.96	100.00	96.89
500 - 519	113	17,834,103	2.49	7.813	515	157,824	73.86	100.00	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	189	$30,500,675	4.26%	6.923%	602	$161,379	50.14%	71.66%	93.89%
60.01 - 70.00%	246	46,863,675	6.54	7.028	596	190,503	66.61	75.22	93.00
70.01 - 80.00%	2,656	472,105,255	65.93	6.926	634	177,750	79.15	72.21	98.59
80.01 - 85.00%	374	61,647,840	8.61	7.115	595	164,834	84.15	100.00	94.84
85.01 - 90.00%	589	104,959,352	14.66	7.140	602	178,199	89.42	99.84	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	3,402	$564,450,903	78.83%	6.938%	611	$165,917	79.67%	100.00%	97.93%
Stated	652	151,625,893	21.17	7.140	663	232,555	76.63	0.00	97.84

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	2,198	$383,795,805	53.60%	7.037%	601	$174,611	78.13%	86.77%	96.76%
Purchase	1,776	320,149,611	44.71	6.905	648	180,264	80.09	68.98	99.26
No Cash Refi	80	12,131,380	1.69	7.180	602	151,642	79.24	87.33	98.47

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,942	$701,086,981	97.91%	6.974%	622	$177,851	79.14%	78.84%	100.00%
Rental Property	100	13,585,166	1.90	7.317	628	135,852	73.33	78.74	0.00
2nd Home	12	1,404,650	0.20	6.968	673	117,054	75.65	72.10	0.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	3,117	$536,889,359	74.98%	7.005%	618	$172,246	78.97%	79.02%	97.76%
PUD	471	96,225,041	13.44	6.987	627	204,299	78.82	76.15	99.17
Condo	322	56,189,115	7.85	6.736	645	174,500	80.28	80.44	96.46
Multi Unit	101	20,514,748	2.86	6.912	637	203,116	78.12	82.10	100.00
Townhouse	43	6,258,534	0.87	7.156	612	145,547	79.13	77.93	97.64

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	881	$224,251,454	31.32%	6.707%	632	$254,542	77.21%	71.53%	97.65%
FL	294	42,735,110	5.97	7.191	618	145,358	79.14	73.16	96.17
IL	247	42,316,685	5.91	7.049	612	171,323	82.04	85.87	98.95
NV	163	32,501,425	4.54	6.916	619	199,395	78.19	83.12	96.59
MD	142	30,143,532	4.21	7.290	612	212,278	80.37	84.60	97.02
TX	231	27,812,533	3.88	7.357	603	120,401	78.66	75.52	98.52
NJ	125	27,704,299	3.87	7.063	603	221,634	77.39	84.59	98.88
WA	161	26,210,616	3.66	6.673	629	162,799	80.75	89.94	98.93
VA	124	24,001,496	3.35	7.227	618	193,560	78.44	70.24	98.04
AZ	142	20,019,357	2.80	7.080	626	140,981	81.19	76.83	97.21
Other	1,544	218,380,288	30.50	7.116	620	141,438	80.14	84.10	98.35

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	13	$2,922,098	0.41%	7.074%	611	$224,777	78.81%	100.00%	85.75%
92154	8	2,853,350	0.40	6.806	612	356,669	78.72	74.21	92.83
92126	8	2,567,039	0.36	6.927	654	320,880	79.37	100.00	100.00
91913	6	2,287,599	0.32	6.348	686	381,266	78.17	48.23	100.00
20772	9	2,212,253	0.31	7.077	605	245,806	82.19	91.22	86.56
92054	7	2,199,951	0.31	6.653	663	314,279	75.69	14.08	80.43
89108	10	1,911,821	0.27	6.985	625	191,182	80.83	88.93	100.00
92592	6	1,837,641	0.26	6.417	618	306,273	76.07	100.00	100.00
91342	6	1,801,488	0.25	5.880	695	300,248	75.04	55.99	100.00
92551	8	1,781,190	0.25	7.110	600	222,649	78.23	87.65	100.00
Other	3,973	693,702,366	96.88	6.988	622	174,604	79.05	78.90	98.03

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1	$101,500	0.01%	6.250%	621	$101,500	61.14%	100.00%	0.00%
241 - 360	4,053	715,975,296	99.99	6.980	622	176,653	79.03	78.82	97.92

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	2,901	$510,041,521	71.23%	7.030%	613	$175,816	78.74%	79.50%	97.47%
2 Year ARM IO	379	94,961,818	13.26	6.542	666	250,559	79.80	70.02	100.00
3 Year ARM	675	91,355,782	12.76	7.239	618	135,342	79.99	82.36	98.25
3 Year ARM IO	44	9,536,265	1.33	6.543	662	216,733	79.41	95.73	100.00
5 Year ARM	43	7,585,700	1.06	6.847	649	176,412	78.51	87.60	93.82
5 Year ARM IO	7	1,446,960	0.20	6.480	651	206,709	79.36	100.00	100.00
6 Month LIBOR ARM	5	1,148,750	0.16	5.652	735	229,750	66.47	0.00	100.00

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.51%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	99.49	6.981	622	176,787	79.04	78.94	97.90

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	24	$3,626,163	0.51%	6.932%	633	$151,090	75.67%	56.96%	100.00%
1.50%	4,030	712,450,633	99.49	6.981	622	176,787	79.04	78.94	97.90

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 12	5	$1,148,750	0.16%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 - 24	3,280	605,003,340	84.49	6.954	621	184,452	78.90	78.01	97.86
25 - 36	719	100,892,046	14.09	7.174	622	140,323	79.94	83.63	98.41
49 & Above	50	9,032,660	1.26	6.788	649	180,653	78.65	89.59	94.81

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	8	$1,695,036	0.24%	5.418%	728	$211,880	73.22%	32.23%	100.00%
12.00 - 12.49%	15	2,430,137	0.34	5.260	680	162,009	76.55	88.25	100.00
12.50 - 12.99%	302	63,795,667	8.91	5.864	661	211,244	77.40	94.92	98.41
13.00 - 13.49%	559	109,257,201	15.26	6.297	641	195,451	78.97	88.44	98.91
13.50 - 13.99%	1,428	266,348,822	37.20	6.794	627	186,519	79.12	76.01	98.45
14.00 - 14.49%	617	102,422,113	14.30	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	771	121,644,374	16.99	7.750	599	157,775	79.44	71.21	96.51
15.00 - 15.49%	149	21,236,311	2.97	8.255	583	142,526	78.99	73.62	95.41
15.50 - 15.99%	166	22,452,872	3.14	8.748	571	135,258	78.88	87.25	96.30
16.00% & Above	39	4,794,263	0.67	9.511	566	122,930	77.17	85.06	96.46

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	764	$153,156,251	21.39%	6.097%	651	$200,466	78.38%	90.66%	99.08%
5.00 - 5.49%	1,210	227,129,647	31.72	6.745	628	187,710	79.34	78.89	98.25
5.50 - 5.99%	785	138,655,019	19.36	7.066	618	176,631	78.85	72.13	98.29
6.00 - 6.49%	757	119,963,577	16.75	7.624	601	158,472	79.80	74.17	96.48
6.50 - 6.99%	300	45,313,778	6.33	7.917	598	151,046	78.56	66.68	96.08
7.00% & Above	238	31,858,525	4.45	8.781	572	133,859	78.40	85.42	96.08

Total:	4,054	$716,076,796	100.00%	6.980%	622	$176,635	79.03%	78.83%	97.91%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Fixed Rate Mortgage Loans (1)

Scheduled Principal Balance:	$310,759,705
Number of Mortgage Loans:	2,326
Average Scheduled Principal Balance:	$133,603
Weighted Average Gross Coupon:	6.920%
Weighted Average Net Coupon: (2)	6.418%
Weighted Average Current FICO Score:	632
Weighted Average Original LTV Ratio:	75.71%
Weighted Average Stated Remaining Term (months):	342
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing fee and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	44	$2,196,260	0.71%	7.451%	614	$49,915	63.89%	90.90%	84.08%
$50,001 - $75,000	429	27,286,058	8.78	7.348	622	63,604	72.81	94.42	93.17
$75,001 - $100,000	517	45,528,628	14.65	7.173	617	88,063	74.63	94.03	95.28
$100,001 - $125,000	399	44,925,699	14.46	7.095	625	112,596	75.72	94.28	96.46
$125,001 - $150,000	267	36,581,650	11.77	6.930	631	137,010	76.12	94.69	96.16
$150,001 - $200,000	327	55,913,723	17.99	6.848	635	170,990	75.78	91.58	97.89
$200,001 - $250,000	153	33,736,496	10.86	6.655	637	220,500	76.39	92.23	98.74
$250,001 - $300,000	78	21,362,106	6.87	6.698	644	273,873	78.44	84.61	98.81
$300,001 - $350,000	43	13,965,104	4.49	6.616	646	324,770	77.04	72.21	97.83
$350,001 - $400,000	26	9,842,031	3.17	6.643	645	378,540	78.94	92.03	100.00
$400,001 & Above	43	19,421,953	6.25	6.512	659	451,673	75.90	85.89	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	1	$149,819	0.05%	4.990%	792	$149,819	75.76%	100.00%	100.00%
5.00 - 5.49%	8	1,453,421	0.47	5.321	683	181,678	70.37	100.00	100.00
5.50 - 5.99%	244	42,021,143	13.52	5.869	679	172,218	69.41	94.88	99.61
6.00 - 6.49%	307	46,622,287	15.00	6.277	658	151,864	73.67	94.18	97.38
6.50 - 6.99%	749	106,566,736	34.29	6.780	637	142,279	76.36	89.91	96.84
7.00 - 7.49%	344	41,996,103	13.51	7.273	611	122,082	77.57	91.02	96.80
7.50 - 7.99%	450	50,292,509	16.18	7.748	603	111,761	78.87	87.79	94.30
8.00 - 8.49%	102	10,673,501	3.43	8.227	583	104,642	80.44	89.49	97.67
8.50 - 8.99%	99	9,126,023	2.94	8.721	560	92,182	77.00	97.25	98.06
9.00% & Above	22	1,858,163	0.60	9.460	566	84,462	75.46	96.50	93.27

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	100	$16,053,425	5.17%	6.208%	768	$160,534	70.20%	88.15%	94.09%
720 - 739	42	6,467,844	2.08	6.494	731	153,996	76.93	68.48	96.84
700 - 719	83	11,507,878	3.70	6.325	709	138,649	74.76	94.73	95.38
680 - 699	147	21,051,786	6.77	6.549	688	143,209	73.34	81.72	92.65
660 - 679	224	33,712,730	10.85	6.578	669	150,503	75.98	83.14	97.15
640 - 659	309	42,797,682	13.77	6.751	649	138,504	77.19	90.94	97.04
620 - 639	378	51,160,291	16.46	6.868	630	135,345	77.56	92.85	96.79
600 - 619	312	43,050,679	13.85	7.022	610	137,983	77.06	93.32	98.35
580 - 599	247	30,032,204	9.66	7.234	590	121,588	75.46	91.72	98.22
560 - 579	190	22,686,328	7.30	7.420	570	119,402	76.31	100.00	98.03
540 - 559	152	17,037,445	5.48	7.557	551	112,088	73.96	100.00	96.67
520 - 539	106	11,628,053	3.74	7.800	530	109,699	71.67	100.00	98.66
500 - 519	36	3,573,360	1.15	8.025	515	99,260	72.05	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	308	$36,318,069	11.69%	6.573%	638	$117,916	47.62%	88.61%	95.82%
60.01 - 70.00%	265	34,641,970	11.15	6.788	624	130,724	66.09	89.05	92.54
70.01 - 80.00%	1,124	154,364,414	49.67	6.934	637	137,335	78.29	87.66	97.56
80.01 - 85.00%	251	33,513,632	10.78	6.953	625	133,520	83.56	100.00	95.10
85.01 - 90.00%	378	51,921,620	16.71	7.188	627	137,359	89.04	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,159	$283,786,435	91.32%	6.908%	630	$131,443	76.04%	100.00%	97.04%
Stated	167	26,973,271	8.68	7.046	663	161,517	72.25	0.00	95.82

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,895	$249,826,626	80.39%	6.921%	626	$131,835	75.05%	92.29%	96.54%
Purchase	324	46,783,020	15.05	6.911	667	144,392	78.67	85.48	98.90
No Cash Refi	107	14,150,059	4.55	6.936	632	132,244	77.65	93.57	97.43

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,230	$301,244,506	96.94%	6.913%	632	$135,087	75.84%	91.42%	100.00%
Rental Property	88	8,653,829	2.78	7.201	650	98,339	72.69	86.96	0.00
2nd Home	8	861,370	0.28	6.636	678	107,671	62.30	100.00	0.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,953	$254,383,512	81.86%	6.937%	631	$130,253	75.66%	91.12%	96.97%
PUD	216	34,564,809	11.12	6.824	636	160,022	76.93	91.95	97.29
Condo	107	14,193,708	4.57	6.950	638	132,651	76.92	92.67	95.13
Multi Unit	29	4,967,024	1.60	6.756	634	171,277	65.92	90.44	100.00
Townhouse	16	2,142,911	0.69	6.711	657	133,932	78.18	95.80	91.35
Modular Home	5	507,742	0.16	6.433	676	101,548	68.83	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	384	$71,304,172	22.95%	6.552%	646	$185,688	70.43%	91.26%	96.00%
TX	372	36,770,470	11.83	7.127	619	98,845	76.45	86.54	97.37
FL	279	33,182,390	10.68	7.035	617	118,933	75.75	90.96	96.46
PA	121	15,476,383	4.98	6.993	623	127,904	77.96	93.49	98.47
WA	90	13,772,512	4.43	6.816	643	153,028	77.25	90.66	96.36
NV	63	10,884,049	3.50	6.771	636	172,763	74.91	99.17	97.52
VA	68	9,842,568	3.17	7.010	616	144,744	78.30	96.72	96.68
MD	54	9,056,128	2.91	7.163	612	167,706	76.14	96.07	97.00
OR	61	8,980,402	2.89	6.683	654	147,220	78.48	86.48	95.96
OH	68	8,155,750	2.62	7.253	618	119,937	80.42	92.27	98.03
Other	766	93,334,880	30.03	7.060	635	121,847	77.94	91.56	97.44

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92509	7	$1,328,998	0.43%	6.414%	636	$189,857	74.36%	100.00%	100.00%
95823	6	1,195,050	0.38	6.561	664	199,175	72.96	100.00	81.59
89031	7	1,194,499	0.38	7.203	608	170,643	74.05	100.00	100.00
96789	4	1,104,567	0.36	6.277	683	276,142	80.00	100.00	100.00
79912	5	1,031,368	0.33	6.591	634	206,274	76.90	100.00	100.00
89110	5	953,989	0.31	7.064	648	190,798	78.54	100.00	100.00
92345	5	928,721	0.30	7.109	624	185,744	78.19	100.00	100.00
97526	6	898,520	0.29	6.838	626	149,753	76.15	77.78	100.00
92880	2	876,714	0.28	6.179	695	438,357	84.87	100.00	100.00
92553	5	857,891	0.28	6.685	625	171,578	71.95	100.00	100.00
Other	2,274	300,389,388	96.66	6.928	632	132,097	75.68	91.09	96.91

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	212	$20,259,910	6.52%	6.949%	630	$95,566	68.38%	90.27%	96.92%
181 - 240	121	12,090,134	3.89	7.152	613	99,918	76.40	94.60	97.18
241 - 360	1,993	278,409,661	89.59	6.908	633	139,694	76.22	91.25	96.93

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	2,292	$303,207,604	97.57%	6.929%	631	$132,290	75.57%	91.15%	96.86%
Fixed IO	32	7,314,388	2.35	6.534	674	228,575	81.49	97.91	100.00
Balloon	2	237,713	0.08	7.130	634	118,856	80.00	100.00	100.00

Total:	2,326	$310,759,705	100.00%	6.920%	632	$133,603	75.71%	91.32%	96.94%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans (1)

Scheduled Principal Balance:	$460,762,559
Number of Mortgage Loans:	3,047
Average Scheduled Principal Balance:	$151,218
Weighted Average Gross Coupon:	6.909%
Weighted Average Net Coupon: (2)	6.407%
Weighted Average Current FICO Score:	625
Weighted Average Original LTV Ratio:	78.13%
Weighted Average Stated Remaining Term (months):	355
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.51%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.89%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	25	$1,247,961	0.27%	7.843%	597	$49,918	64.73%	96.00%	87.98%
$50,001 - $75,000	298	19,235,116	4.17	7.300	618	64,547	73.49	91.76	95.55
$75,001 - $100,000	463	40,952,806	8.89	7.181	614	88,451	77.05	93.32	96.01
$100,001 -$125,000	508	56,898,936	12.35	7.042	621	112,006	77.70	91.03	97.03
$125,001 - $150,000	477	65,752,036	14.27	6.914	624	137,845	78.95	90.15	97.67
$150,001 - $200,000	594	103,385,668	22.44	6.876	625	174,050	78.07	87.17	97.73
$200,001 - $250,000	363	80,934,975	17.57	6.769	628	222,961	78.77	84.83	97.58
$250,001 - $300,000	216	59,170,218	12.84	6.799	629	273,936	78.89	81.41	99.10
$300,001 - $350,000	98	31,046,404	6.74	6.719	641	316,800	79.17	69.35	98.96
$350,001 - $400,000	2	775,182	0.17	5.996	671	387,591	76.53	100.00	100.00
$400,001 & Above	3	1,363,256	0.30	7.017	686	454,419	78.03	100.00	100.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	1	$124,000	0.03%	4.875%	638	$124,000	80.00%	100.00%	100.00%
5.00 - 5.49%	15	2,509,315	0.54	5.254	689	167,288	74.15	88.62	100.00
5.50 - 5.99%	329	57,187,587	12.41	5.865	669	173,822	75.41	94.29	98.23
6.00 - 6.49%	451	72,665,927	15.77	6.297	644	161,122	77.69	94.58	97.57
6.50 - 6.99%	1,210	190,575,623	41.36	6.794	628	157,501	78.71	85.15	98.22
7.00 - 7.49%	107	12,360,361	2.68	7.286	611	115,517	77.09	94.20	98.53
7.50 - 7.99%	735	102,632,819	22.27	7.758	594	139,636	79.00	77.86	96.35
8.00 - 8.49%	112	13,474,263	2.92	8.256	580	120,306	80.14	85.23	95.41
8.50 - 8.99%	44	4,093,032	0.89	8.700	557	93,023	75.87	98.48	98.17
9.00% & Above	43	5,139,631	1.12	9.501	563	119,526	76.77	86.07	95.53

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	92	$15,619,712	3.39%	6.263%	763	$169,779	76.24%	75.51%	94.74%
720 - 739	60	10,163,915	2.21	6.392	729	169,399	78.57	65.54	97.91
700 - 719	112	17,846,243	3.87	6.431	710	159,341	78.91	78.03	98.28
680 - 699	169	27,775,147	6.03	6.624	689	164,350	77.17	67.94	95.33
660 - 679	261	41,149,297	8.93	6.609	669	157,660	78.08	68.04	96.89
640 - 659	401	59,777,328	12.97	6.727	649	149,071	78.60	80.68	97.19
620 - 639	563	87,506,060	18.99	6.725	629	155,428	79.42	89.49	97.14
600 - 619	347	50,566,740	10.97	6.966	610	145,725	78.09	91.88	97.81
580 - 599	339	50,417,845	10.94	7.083	590	148,725	78.70	95.19	98.50
560 - 579	261	38,467,146	8.35	7.352	570	147,384	79.56	98.32	99.36
540 - 559	229	32,511,344	7.06	7.523	551	141,971	76.62	97.63	98.81
520 - 539	143	19,665,083	4.27	7.619	530	137,518	73.50	100.00	97.80
500 - 519	70	9,296,700	2.02	7.828	515	132,810	73.60	100.00	100.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	225	$30,065,218	6.53%	6.700%	619	$133,623	49.06%	86.16%	94.56%
60.01 - 70.00%	227	33,768,302	7.33	6.967	599	148,759	66.14	86.82	90.44
70.01 - 80.00%	1,903	289,654,083	62.86	6.860	635	152,209	79.15	81.63	98.33
80.01 - 85.00%	276	41,807,128	9.07	6.980	609	151,475	84.03	100.00	96.81
85.01 - 90.00%	416	65,467,828	14.21	7.146	608	157,375	89.41	99.74	100.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,697	$398,758,369	86.54%	6.870%	619	$147,853	78.38%	100.00%	97.81%
Stated	350	62,004,189	13.46	7.163	665	177,155	76.52	0.00	96.30

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,845	$270,309,797	58.67%	6.958%	609	$146,509	76.71%	91.32%	96.50%
Purchase	1,131	179,485,234	38.95	6.832	650	158,696	80.14	78.77	99.38
Nocash Refi	71	10,967,528	2.38	6.962	615	154,472	80.32	95.96	95.80

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,960	$449,738,238	97.61%	6.904%	625	$151,939	78.30%	86.72%	100.00%
Rental	79	10,267,313	2.23	7.101	647	129,966	71.24	79.15	0.00
2nd Home	8	757,008	0.16	7.203	630	94,626	69.38	79.39	0.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	2,362	$346,458,811	75.19%	6.939%	622	$146,680	77.95%	86.52%	97.37%
Pud	352	59,480,270	12.91	6.901	626	168,978	78.71	87.13	99.06
Condo	230	36,403,332	7.90	6.671	651	158,275	79.37	85.51	96.73
Multi Unit	70	14,046,497	3.05	6.766	643	200,664	76.31	88.05	100.00
Townhouse	32	4,291,196	0.93	7.143	617	134,100	80.10	84.06	96.56
Modular Home	1	82,452	0.02	6.499	621	82,452	69.17	100.00	100.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	566	$114,500,123	24.85%	6.619%	636	$202,297	75.09%	80.19%	96.61%
TX	349	35,023,671	7.60	7.147	610	100,354	77.14	86.04	98.78
FL	221	29,108,625	6.32	7.098	618	131,713	78.99	81.17	97.49
IL	177	28,159,954	6.11	7.048	612	159,096	82.09	89.82	98.33
WA	150	22,900,973	4.97	6.682	635	152,673	79.69	92.38	98.31
MD	123	22,304,700	4.84	7.250	612	181,339	78.62	91.16	97.33
NV	109	20,478,025	4.44	6.760	620	187,872	78.50	93.12	97.26
NJ	96	18,444,303	4.00	6.910	613	192,128	74.76	88.64	97.97
AZ	97	12,708,315	2.76	6.959	635	131,014	81.10	86.69	95.60
MA	67	12,388,309	2.69	6.931	629	184,900	72.76	88.57	97.42
Other	1,092	144,745,561	31.41	7.014	626	132,551	80.09	89.11	98.12

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	9	$1,846,298	0.40%	6.763%	619	$205,144	76.91%	100.00%	100.00%
92054	6	1,682,708	0.37	6.614	639	280,451	74.33	35.31	74.42
95823	7	1,524,343	0.33	6.564	646	217,763	76.75	82.94	85.57
89014	5	1,308,119	0.28	7.141	574	261,624	82.01	100.00	100.00
89015	7	1,307,730	0.28	6.266	665	186,819	79.76	100.00	100.00
92345	7	1,289,879	0.28	7.266	601	184,268	76.65	85.59	100.00
90650	5	1,267,027	0.27	6.520	655	253,405	77.78	76.20	100.00
92553	6	1,255,667	0.27	6.905	616	209,278	79.74	78.38	100.00
91710	6	1,248,949	0.27	6.830	629	208,158	76.61	74.38	100.00
93550	6	1,203,788	0.26	7.082	622	200,631	79.22	26.90	100.00
Other	2,983	446,828,050	96.98	6.913	625	149,792	78.14	86.86	97.68

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1—180	84	$7,733,639	1.68%	6.798%	642	$92,067	65.83%	88.34%	92.06%
181—240	44	4,253,354	0.92	7.339	599	96,667	73.14	94.94	97.46
241—360	2,919	448,775,566	97.40	6.907	625	153,743	78.39	86.43	97.70
Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	1,643	$260,795,835	56.60%	6.946%	614	$158,731	78.65%	85.89%	97.54%
Fixed	728	90,171,552	19.57	6.989	632	123,862	74.93	92.94	96.05
3 Year ARM	387	51,619,550	11.20	7.109	622	133,384	79.86	84.01	98.19
2 Year ARM IO	223	45,745,325	9.93	6.430	665	205,136	79.43	79.98	100.00
3 Year ARM IO	26	5,147,959	1.12	6.525	669	197,998	79.26	94.41	100.00
5 Year ARM	20	3,375,221	0.73	6.732	643	168,761	79.87	100.00	96.60
Fixed IO	9	1,741,850	0.38	6.506	705	193,539	79.99	100.00	100.00
6 Month LIBOR ARM	5	1,148,750	0.25	5.652	735	229,750	66.47	0.00	100.00
5 Year ARM IO	5	902,610	0.20	6.294	662	180,522	82.40	100.00	100.00
Balloon	1	113,907	0.02	7.000	662	113,907	80.00	100.00	100.00

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	16	$2,787,907	0.61%	6.678%	649	$174,244	74.66%	47.18%	100.00%
1.50%	2,293	365,947,343	79.42	6.893	623	159,593	78.94	85.20	97.96
Fixed Rate	738	92,027,309	19.97	6.980	633	124,698	75.03	93.08	96.13

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	16	$2,787,907	0.61%	6.678%	649	$174,244	74.66%	47.18%	100.00%
1.50%	2,293	365,947,343	79.42	6.893	623	159,593	78.94	85.20	97.96
Fixed Rate	738	92,027,309	19.97	6.980	633	124,698	75.03	93.08	96.13

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1-12	5	$1,148,750	0.25%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 – 24	1,866	306,541,160	66.53	6.869	622	164,277	78.76	85.01	97.91
25 – 36	413	56,767,509	12.32	7.056	626	137,452	79.81	84.95	98.35
49 >=	25	4,277,831	0.93	6.640	647	171,113	80.40	100.00	97.32
Fixed Rate	738	92,027,309	19.97	6.980	633	124,698	75.03	93.08	96.13

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	6	$1,272,750	0.28%	5.576%	726	$212,125	67.79%	9.74%	100.00%
12.00—12.49%	13	2,166,815	0.47	5.244	689	166,678	75.36	86.82	100.00
12.50—12.99%	250	44,691,822	9.70	5.879	662	178,767	77.47	96.86	97.74
13.00—13.49%	330	55,144,139	11.97	6.300	638	167,103	78.86	94.35	98.73
13.50—13.99%	1,014	164,972,353	35.80	6.795	626	162,695	79.19	83.66	98.66
14.50—14.99%	594	87,229,565	18.93	7.755	594	146,851	79.44	76.61	96.77
15.00—15.49%	65	8,489,108	1.84	8.241	579	130,602	79.20	81.05	93.41
15.50—15.99%	2	275,135	0.06	8.547	519	137,567	83.45	100.00	100.00
16.00% & Above	35	4,493,564	0.98	9.508	564	128,388	76.89	84.06	96.22
Fixed Rate	738	92,027,309	19.97	6.980	633	124,698	75.03	93.08	96.13

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	527	$90,841,564	19.72%	6.064%	652	$172,375	78.13%	93.92%	98.45%
5.00—5.49%	838	137,076,874	29.75	6.748	627	163,576	79.43	86.09	98.52
5.50—5.99%	239	38,484,809	8.35	6.800	625	161,024	77.72	79.40	98.76
6.00—6.49%	459	68,076,389	14.77	7.731	593	148,315	79.88	79.58	96.82
6.50—6.99%	192	27,167,601	5.90	7.851	594	141,498	78.82	71.47	96.46
7.00% & Above	54	7,088,013	1.54	9.032	570	131,259	76.03	79.33	94.10
Fixed Rate	738	92,027,309	19.97	6.980	633	124,698	75.03	93.08	96.13

Total:	3,047	$460,762,559	100.00%	6.909%	625	$151,218	78.13%	86.54%	97.61%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans – Adjustable Rate Collateral (1)

Scheduled Principal Balance:	$368,735,250
Number of Mortgage Loans:	2,309
Average Scheduled Principal Balance:	$159,695
Weighted Average Gross Coupon:	6.891%
Weighted Average Net Coupon: (2)	6.389%
Weighted Average Current FICO Score:	623
Weighted Average Original LTV Ratio:	78.90%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.51%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	13.89%

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(3)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	5	$249,817	0.07%	8.040%	572	$49,963	50.51%	100.00%	79.99%
$50,001 - $75,000	163	10,703,959	2.90	7.253	617	65,668	75.78	88.91	96.82
$75,001 - $100,000	296	26,284,656	7.13	7.150	612	88,800	78.73	92.59	95.91
$100,001 -$125,000	376	42,199,372	11.44	7.016	619	112,232	78.83	90.56	97.10
$125,001 -$150,000	388	53,628,119	14.54	6.891	620	138,217	79.43	89.43	98.21
$150,001 -$200,000	497	86,720,042	23.52	6.881	620	174,487	78.65	86.33	98.07
$200,001 -$250,000	305	68,059,055	18.46	6.799	625	223,144	79.11	82.93	97.74
$250,001 -$300,000	186	50,930,183	13.81	6.788	628	273,818	79.12	80.04	99.45
$300,001 -$350,000	89	28,197,610	7.65	6.768	639	316,827	79.64	67.34	98.86
$350,001 -$400,000	1	399,182	0.11	5.875	673	399,182	73.26	100.00	100.00
$400,001 & Above	3	1,363,256	0.37	7.017	686	454,419	78.03	100.00	100.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	1	$124,000	0.03%	4.875%	638	$124,000	80.00%	100.00%	100.00%
5.00 - 5.49%	13	2,166,815	0.59	5.244	689	166,678	75.36	86.82	100.00
5.50 - 5.99%	255	45,840,572	12.43	5.873	664	179,767	77.20	94.43	97.79
6.00 - 6.49%	330	55,144,139	14.95	6.300	638	167,103	78.86	94.35	98.73
6.50 - 6.99%	1,014	164,972,353	44.74	6.795	626	162,695	79.19	83.66	98.66
7.50 - 7.99%	594	87,229,565	23.66	7.755	594	146,851	79.44	76.61	96.77
8.00 - 8.49%	66	8,703,977	2.36	8.248	577	131,878	79.33	81.52	93.57
8.50 - 8.99%	1	60,265	0.02	8.750	531	60,265	80.40	100.00	100.00
9.00% & Above	35	4,493,564	1.22	9.508	564	128,388	76.89	84.06	96.22

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	58	$10,727,556	2.91%	6.338%	761	$184,958	78.09%	67.21%	95.81%
720 - 739	45	7,881,188	2.14	6.386	729	175,138	79.57	62.90	97.31
700 - 719	82	14,156,807	3.84	6.422	710	172,644	79.72	74.37	100.00
680 - 699	112	19,381,442	5.26	6.691	689	173,049	79.58	59.02	97.60
660 - 679	197	32,895,574	8.92	6.621	669	166,983	78.99	64.24	96.75
640 - 659	299	47,022,669	12.75	6.711	648	157,266	78.98	77.17	97.72
620 - 639	452	72,586,195	19.69	6.705	629	160,589	80.08	89.05	97.36
600 - 619	261	39,897,423	10.82	6.910	610	152,864	78.73	91.64	97.63
580 - 599	269	42,251,143	11.46	7.036	590	157,067	79.15	94.26	98.22
560 - 579	203	31,979,689	8.67	7.297	570	157,535	80.37	97.98	99.71
540 - 559	169	25,837,999	7.01	7.439	551	152,888	77.39	97.02	99.49
520 - 539	106	16,176,450	4.39	7.553	530	152,608	73.81	100.00	97.79
500 - 519	56	7,941,114	2.15	7.741	515	141,806	73.69	100.00	100.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	122	$17,921,037	4.86%	6.780%	601	$146,894	50.45%	80.40%	95.53%
60.01 - 70.00%	142	24,524,798	6.65	6.933	594	172,710	66.03	82.71	91.06
70.01 - 80.00%	1,514	241,436,687	65.48	6.838	635	159,469	79.31	80.24	98.60
80.01 - 85.00%	208	32,294,285	8.76	7.005	601	155,261	84.15	100.00	96.66
85.01 - 90.00%	323	52,558,442	14.25	7.088	604	162,720	89.51	99.67	100.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,007	$313,096,483	84.91%	6.842%	616	$156,002	79.28%	100.00%	98.28%
Stated	302	55,638,767	15.09	7.168	665	184,234	76.78	0.00	96.25

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,232	$196,417,174	53.27%	6.945%	603	$159,430	77.79%	90.11%	96.77%
Purchase	1,027	164,494,255	44.61	6.825	649	160,170	80.16	78.26	99.38
Nocash Refi	50	7,823,821	2.12	6.955	609	156,476	80.38	94.33	98.76

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	2,253	$361,273,328	97.98%	6.886%	623	$160,352	79.04%	85.18%	100.00%
Rental	50	6,854,526	1.86	7.159	641	137,091	72.11	71.83	0.00
2nd Home	6	607,396	0.16	7.244	626	101,233	74.38	74.32	0.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,760	$273,875,727	74.27%	6.926%	619	$155,611	78.88%	84.82%	97.76%
Pud	267	47,083,036	12.77	6.888	625	176,341	78.65	85.05	99.46
Condo	197	31,784,691	8.62	6.618	651	161,344	79.94	84.82	97.06
Multi Unit	60	12,497,598	3.39	6.763	643	208,293	77.60	87.79	100.00
Townhouse	25	3,494,199	0.95	7.167	611	139,768	79.42	80.42	95.77

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	471	$98,256,792	26.65%	6.634%	634	$208,613	76.35%	77.86%	97.54%
IL	162	26,293,077	7.13	7.028	611	162,303	82.26	89.10	98.65
FL	168	22,864,925	6.20	7.071	616	136,101	79.16	78.11	97.21
NV	99	18,663,824	5.06	6.787	616	188,523	78.76	92.45	97.00
WA	117	18,026,943	4.89	6.633	631	154,076	80.60	90.91	98.93
MD	84	16,066,631	4.36	7.307	610	191,269	79.54	88.73	97.13
TX	138	15,713,031	4.26	7.201	601	113,863	78.54	82.15	99.51
NJ	77	15,214,426	4.13	6.919	609	197,590	76.57	88.34	97.96
AZ	90	11,720,401	3.18	6.951	632	130,227	81.07	86.50	95.23
VA	64	11,010,693	2.99	7.231	612	172,042	77.67	81.24	98.51
Other	839	114,904,509	31.16	6.959	625	136,954	80.20	88.76	98.50

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
89031	7	$1,562,813	0.42%	6.792%	619	$223,259	79.73%	100.00%	100.00%
92054	5	1,398,230	0.38	6.648	640	279,646	73.22	22.15	69.21
89014	5	1,308,119	0.35	7.141	574	261,624	82.01	100.00	100.00
90650	5	1,267,027	0.34	6.520	655	253,405	77.78	76.20	100.00
92020	6	1,198,066	0.32	6.662	671	199,678	80.00	56.33	100.00
92553	5	1,145,667	0.31	6.860	618	229,133	81.83	76.31	100.00
92345	6	1,125,085	0.31	7.103	613	187,514	76.63	83.48	100.00
60544	6	1,066,609	0.29	7.300	614	177,768	81.82	76.07	100.00
92503	4	1,057,825	0.29	6.396	671	264,456	78.08	42.20	100.00
95337	4	1,049,789	0.28	6.493	670	262,447	82.13	100.00	100.00
Other	2,256	356,556,021	96.70	6.895	623	158,048	78.89	85.30	98.03

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	1	$101,500	0.03%	6.250%	621	$101,500	61.14%	100.00%	0.00%
241 - 360	2,308	368,633,750	99.97	6.892	623	159,720	78.91	84.91	98.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	1,643	$260,795,835	70.73%	6.946%	614	$158,731	78.65%	85.89%	97.54%
3 Year ARM	387	51,619,550	14.00	7.109	622	133,384	79.86	84.01	98.19
2 Year ARM IO	223	45,745,325	12.41	6.430	665	205,136	79.43	79.98	100.00
3 Year ARM IO	26	5,147,959	1.40	6.525	669	197,998	79.26	94.41	100.00
5 Year ARM	20	3,375,221	0.92	6.732	643	168,761	79.87	100.00	96.60
6 Month LIBOR ARM	5	1,148,750	0.31	5.652	735	229,750	66.47	0.00	100.00
5 Year ARM IO	5	902,610	0.24	6.294	662	180,522	82.40	100.00	100.00

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	16	$2,787,907	0.76%	6.678%	649	$174,244	74.66%	47.18%	100.00%
1.50%	2,293	365,947,343	99.24	6.893	623	159,593	78.94	85.20	97.96

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	16	$2,787,907	0.76%	6.678%	649	$174,244	74.66%	47.18%	100.00%
1.50%	2,293	365,947,343	99.24	6.893	623	159,593	78.94	85.20	97.96

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1-12	5	$1,148,750	0.31%	5.652%	735	$229,750	66.47%	0.00%	100.00%
13 - 24	1,866	306,541,160	83.13	6.869	622	164,277	78.76	85.01	97.91
25 - 36	413	56,767,509	15.40	7.056	626	137,452	79.81	84.95	98.35
49 >=	25	4,277,831	1.16	6.640	647	171,113	80.40	100.00	97.32

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	6	$1,272,750	0.35%	5.576%	726	$212,125	67.79%	9.74%	100.00%
12.00 - 12.49%	13	2,166,815	0.59	5.244	689	166,678	75.36	86.82	100.00
12.50 - 12.99%	250	44,691,822	12.12	5.879	662	178,767	77.47	96.86	97.74
13.00 - 13.49%	330	55,144,139	14.95	6.300	638	167,103	78.86	94.35	98.73
13.50 - 13.99%	1,014	164,972,353	44.74	6.795	626	162,695	79.19	83.66	98.66
14.50 - 14.99%	594	87,229,565	23.66	7.755	594	146,851	79.44	76.61	96.77
15.00 - 15.49%	65	8,489,108	2.30	8.241	579	130,602	79.20	81.05	93.41
15.50 - 15.99%	2	275,135	0.07	8.547	519	137,567	83.45	100.00	100.00
16.00% & Above	35	4,493,564	1.22	9.508	564	128,388	76.89	84.06	96.22

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	527	$90,841,564	24.64%	6.064%	652	$172,375	78.13%	93.92%	98.45%
5.00 - 5.49%	838	137,076,874	37.17	6.748	627	163,576	79.43	86.09	98.52
5.50 - 5.99%	239	38,484,809	10.44	6.800	625	161,024	77.72	79.40	98.76
6.00 - 6.49%	459	68,076,389	18.46	7.731	593	148,315	79.88	79.58	96.82
6.50 - 6.99%	192	27,167,601	7.37	7.851	594	141,498	78.82	71.47	96.46
7.00% & Above	54	7,088,013	1.92	9.032	570	131,259	76.03	79.33	94.10

Total:	2,309	$368,735,250	100.00%	6.891%	623	$159,695	78.90%	84.91%	97.98%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group I Mortgage Loans – Fixed Rate Collateral (1)

Scheduled Principal Balance:	$92,027,309
Number of Mortgage Loans:	738
Average Scheduled Principal Balance:	$124,698
Weighted Average Gross Coupon:	6.980%
Weighted Average Net Coupon: (2)	6.478%
Weighted Average Current FICO Score:	633
Weighted Average Original LTV Ratio:	75.03%
Weighted Average Stated Remaining Term (months):	338
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	20	$998,144	1.08%	7.794%	604	$49,907	68.29%	94.99%	89.99%
$50,001 - $75,000	135	8,531,157	9.27	7.359	619	63,194	70.62	95.34	93.95
$75,001 - $100,000	167	14,668,150	15.94	7.238	617	87,833	74.04	94.64	96.20
$100,001 - $125,000	132	14,699,564	15.97	7.117	626	111,360	74.46	92.40	96.82
$125,001 - $150,000	89	12,123,917	13.17	7.014	637	136,224	76.84	93.34	95.30
$150,001 - $200,000	97	16,665,627	18.11	6.849	645	171,811	75.08	91.55	95.97
$200,001 - $250,000	58	12,875,920	13.99	6.610	644	221,999	76.95	94.89	96.70
$250,001 - $300,000	30	8,240,036	8.95	6.867	636	274,668	77.45	89.91	96.91
$300,001 - $350,000	9	2,848,794	3.10	6.239	658	316,533	74.47	89.20	100.00
$350,001 - $400,000	1	376,000	0.41	6.125	668	376,000	80.00	100.00	100.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
5.00 - 5.49%	2	$342,500	0.37%	5.315%	689	$171,250	66.48%	100.00%	100.00%
5.50 - 5.99%	74	11,347,015	12.33	5.834	693	153,338	68.19	93.72	100.00
6.00 - 6.49%	121	17,521,788	19.04	6.286	665	144,808	74.01	95.30	93.92
6.50 - 6.99%	196	25,603,271	27.82	6.782	639	130,629	75.64	94.71	95.37
7.00 - 7.49%	107	12,360,361	13.43	7.286	611	115,517	77.09	94.20	98.53
7.50 - 7.99%	141	15,403,254	16.74	7.778	599	109,243	76.50	84.98	93.93
8.00 - 8.49%	46	4,770,286	5.18	8.272	584	103,702	81.61	92.00	98.76
8.50 - 8.99%	43	4,032,766	4.38	8.699	557	93,785	75.80	98.46	98.14
9.00% & Above	8	646,068	0.70	9.451	555	80,758	75.95	100.00	90.71

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	34	$4,892,156	5.32%	6.098%	767	$143,887	72.20%	93.71%	92.39%
720 - 739	15	2,282,727	2.48	6.413	729	152,182	75.11	74.66	100.00
700 - 719	30	3,689,435	4.01	6.464	710	122,981	75.82	92.07	91.66
680 - 699	57	8,393,706	9.12	6.471	689	147,258	71.62	88.53	90.09
660 - 679	64	8,253,723	8.97	6.561	669	128,964	74.45	83.18	97.45
640 - 659	102	12,754,658	13.86	6.787	650	125,046	77.23	93.62	95.25
620 - 639	111	14,919,865	16.21	6.821	630	134,413	76.19	91.61	96.06
600 - 619	86	10,669,317	11.59	7.179	610	124,062	75.68	92.78	98.46
580 - 599	70	8,166,703	8.87	7.322	589	116,667	76.38	100.00	100.00
560 - 579	58	6,487,457	7.05	7.627	569	111,853	75.57	100.00	97.63
540 - 559	60	6,673,344	7.25	7.848	552	111,222	73.64	100.00	96.18
520 - 539	37	3,488,633	3.79	7.924	530	94,287	72.07	100.00	97.85
500 - 519	14	1,355,586	1.47	8.339	514	96,828	73.10	100.00	100.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	103	$12,144,180	13.20%	6.581%	644	$117,905	47.00%	94.67%	93.13%
60.01 - 70.00%	85	9,243,504	10.04	7.058	612	108,747	66.43	97.73	88.81
70.01 - 80.00%	389	48,217,395	52.39	6.974	636	123,952	78.31	88.58	97.02
80.01 - 85.00%	68	9,512,844	10.34	6.894	637	139,895	83.61	100.00	97.32
85.01 - 90.00%	93	12,909,385	14.03	7.382	626	138,811	89.00	100.00	100.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	690	$85,661,886	93.08%	6.970%	631	$124,148	75.09%	100.00%	96.09%
Stated	48	6,365,423	6.92	7.114	668	132,613	74.25	0.00	96.70

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	613	$73,892,623	80.29%	6.994%	626	$120,543	73.82%	94.56%	95.80%
Purchase	104	14,990,980	16.29	6.908	668	144,144	79.92	84.34	99.37
Nocash Refi	21	3,143,706	3.42	6.981	629	149,700	80.17	100.00	88.45

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	707	$88,464,910	96.13%	6.979%	632	$125,127	75.29%	93.04%	100.00%
Rental	29	3,412,787	3.71	6.986	661	117,682	69.48	93.84	0.00
2nd Home	2	149,612	0.16	7.034	649	74,806	49.11	100.00	0.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	602	$72,583,085	78.87%	6.985%	633	$120,570	74.46%	92.91%	95.86%
Pud	85	12,397,234	13.47	6.949	628	145,850	78.91	95.00	97.56
Condo	33	4,618,642	5.02	7.032	648	139,959	75.43	90.22	94.45
Multi Unit	10	1,548,899	1.68	6.783	644	154,890	65.94	90.20	100.00
Townhouse	7	796,998	0.87	7.039	647	113,857	83.05	100.00	100.00
Modular Home	1	82,452	0.09	6.499	621	82,452	69.17	100.00	100.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
TX	211	$19,310,640	20.98%	7.103%	618	$91,520	76.00%	89.21%	98.19%
CA	95	16,243,330	17.65	6.526	649	170,982	67.48	94.30	91.03
FL	53	6,243,700	6.78	7.198	624	117,806	78.37	92.39	98.50
MD	39	6,238,069	6.78	7.102	615	159,950	76.26	97.44	97.82
WA	33	4,874,031	5.30	6.862	649	147,698	76.33	97.85	96.03
PA	26	3,333,647	3.62	7.130	611	128,217	74.96	100.00	100.00
NJ	19	3,229,877	3.51	6.869	631	169,994	66.23	90.04	98.04
MI	29	3,003,453	3.26	7.258	612	103,567	78.18	87.25	100.00
OR	22	2,911,703	3.16	6.683	669	132,350	79.07	91.35	87.55
CT	14	2,137,425	2.32	6.883	648	152,673	78.17	100.00	100.00
Other	197	24,501,434	26.62	7.123	640	124,373	77.89	93.22	96.30

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
95823	3	$705,000	0.77%	6.473%	656	$235,000	79.57%	100.00%	68.79%
20735	3	627,119	0.68	7.242	590	209,040	81.69	100.00	100.00
33027	2	586,410	0.64	6.213	638	293,205	84.32	100.00	100.00
90220	3	532,429	0.58	6.772	596	177,476	74.02	100.00	100.00
98375	3	532,225	0.58	6.608	655	177,408	77.41	100.00	100.00
06070	2	483,000	0.52	6.990	689	241,500	87.12	100.00	100.00
08852	2	479,623	0.52	7.161	609	239,811	50.62	58.30	100.00
08753	2	421,312	0.46	7.654	590	210,656	69.27	100.00	100.00
89015	2	388,444	0.42	6.433	686	194,222	79.19	100.00	100.00
96793	1	376,000	0.41	6.125	668	376,000	80.00	100.00	100.00
Other	715	86,895,747	94.42	6.992	633	121,533	74.93	92.90	96.15

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	83	$7,632,139	8.29%	6.806%	642	$91,953	65.90%	88.19%	93.29%
181 - 240	44	4,253,354	4.62	7.339	599	96,667	73.14	94.94	97.46
241 - 360	611	80,141,816	87.08	6.977	634	131,165	76.00	93.45	96.33

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	728	$90,171,552	97.98%	6.989%	632	$123,862	74.93%	92.94%	96.05%
Fixed IO	9	1,741,850	1.89	6.506	705	193,539	79.99	100.00	100.00
Balloon	1	113,907	0.12	7.000	662	113,907	80.00	100.00	100.00

Total:	738	$92,027,309	100.00%	6.980%	633	$124,698	75.03%	93.08%	96.13%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans(1)

Scheduled Principal Balance:	$566,073,943
Number of Mortgage Loans:	3,333
Average Scheduled Principal Balance:	$169,839
Weighted Average Gross Coupon:	7.005%
Weighted Average Net Coupon: (2)	6.503%
Weighted Average Current FICO Score:	625
Weighted Average Original LTV Ratio:	77.94%
Weighted Average Stated Remaining Term (months):	353
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.68%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.07%

(4)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(5)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(6)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	26	$1,298,049	0.23%	7.209%	625	$49,925	61.71%	84.61%	76.92%
$50,001 - $75,000	446	28,743,224	5.08	7.486	616	64,447	74.79	91.66	91.66
$75,001 - $100,000	600	52,734,002	9.32	7.298	610	87,890	76.50	92.47	95.16
$100,001 - $125,000	507	57,094,982	10.09	7.228	614	112,613	77.93	92.27	97.46
$125,001 - $150,000	386	53,023,611	9.37	7.062	618	137,367	78.26	92.43	95.57
$150,001 - $200,000	481	82,787,243	14.62	7.021	621	172,115	77.81	86.40	99.02
$200,001 - $250,000	243	53,907,932	9.52	6.991	618	221,843	78.05	81.98	98.82
$250,001 - $300,000	159	43,620,588	7.71	6.874	621	274,343	79.66	82.86	97.39
$300,001 - $350,000	147	48,652,150	8.59	6.810	627	330,967	79.66	69.43	98.66
$350,001 - $400,000	156	58,558,208	10.34	6.727	637	375,373	79.77	60.27	99.40
$400,001 & Above	182	85,653,954	15.13	6.837	652	470,626	76.86	59.12	99.02

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	3	$572,106	0.10%	4.955%	749	$190,702	85.96%	100.00%	100.00%
5.00 - 5.49%	8	1,374,243	0.24	5.337	667	171,780	74.41	100.00	100.00
5.50 - 5.99%	222	49,777,973	8.79	5.862	668	224,225	72.68	93.42	99.67
6.00 - 6.49%	414	82,859,561	14.64	6.284	648	200,144	77.20	86.24	99.22
6.50 - 6.99%	968	182,693,935	32.27	6.787	632	188,733	77.91	74.64	97.76
7.00 - 7.49%	854	132,057,855	23.33	7.270	610	154,634	79.22	77.83	97.27
7.50 - 7.99%	486	69,304,063	12.24	7.737	608	142,601	79.68	73.39	95.15
8.00 - 8.49%	141	18,734,471	3.31	8.241	585	132,869	79.06	74.73	96.77
8.50 - 8.99%	219	27,186,942	4.80	8.750	570	124,141	78.66	88.78	96.57
9.00% & Above	18	1,512,794	0.27	9.482	578	84,044	76.43	95.71	95.71

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	98	$20,573,470	3.63%	6.405%	764	$209,933	73.65%	64.42%	95.47%
720 - 739	56	11,144,837	1.97	6.655	729	199,015	77.87	42.94	96.66
700 - 719	91	18,446,672	3.26	6.523	709	202,711	77.16	62.11	97.96
680 - 699	173	33,160,800	5.86	6.665	689	191,681	77.31	61.28	95.91
660 - 679	298	56,580,975	10.00	6.788	669	189,869	77.66	56.09	97.11
640 - 659	408	78,025,304	13.78	6.843	649	191,238	77.76	67.05	98.28
620 - 639	544	91,764,724	16.21	6.931	630	168,685	78.92	82.94	97.34
600 - 619	435	71,520,057	12.63	6.956	609	164,414	79.22	91.08	98.40
580 - 599	420	65,558,675	11.58	7.161	590	156,092	78.37	86.59	97.66
560 - 579	312	47,462,272	8.38	7.420	569	152,123	80.57	98.31	98.83
540 - 559	240	35,317,932	6.24	7.398	551	147,158	77.53	97.45	96.99
520 - 539	179	24,407,464	4.31	7.721	530	136,355	73.25	100.00	97.00
500 - 519	79	12,110,763	2.14	7.864	515	153,301	73.53	100.00	100.00

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	272	$36,753,526	6.49%	6.759%	623	$135,123	48.54%	76.54%	95.25%
60.01 - 70.00%	284	47,737,343	8.43	6.897	614	168,089	66.57	77.05	94.48
70.01 - 80.00%	1,877	336,815,587	59.50	6.986	634	179,444	78.75	71.20	98.34
80.01 - 85.00%	349	53,354,343	9.43	7.119	603	152,878	83.87	100.00	93.45
85.01 - 90.00%	551	91,413,144	16.15	7.163	612	165,904	89.21	100.00	100.00

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	2,864	$449,478,968	79.40%	6.979%	616	$156,941	78.52%	100.00%	97.47%
Stated	469	116,594,975	20.60	7.106	662	248,603	75.67	0.00	98.19

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	2,248	$363,312,635	64.18%	7.015%	612	$161,616	77.07%	87.18%	96.81%
Purchase	969	187,447,397	33.11	6.977	651	193,444	79.69	63.72	99.04
Nocash Refi	116	15,313,911	2.71	7.110	621	132,016	76.99	86.91	99.43

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	3,212	$552,593,249	97.62%	6.997%	625	$172,040	78.02%	79.28%	100.00%
Rental	109	11,971,681	2.11	7.418	628	109,832	74.67	84.34	0.00
2nd Home	12	1,509,013	0.27	6.661	698	125,751	71.18	84.36	0.00

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	2,708	$444,814,059	78.58%	7.018%	623	$164,259	77.86%	80.10%	97.61%
Pud	335	71,309,580	12.60	6.980	632	212,864	78.00	74.66	98.35
Condo	199	33,979,490	6.00	6.896	637	170,751	79.85	80.12	95.61
Multi Unit	60	11,435,274	2.02	7.024	628	190,588	75.05	78.41	100.00
Townhouse	27	4,110,249	0.73	6.937	629	152,231	77.62	80.85	95.49
Modular Home	4	425,291	0.08	6.420	687	106,323	68.77	100.00	100.00

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	699	$181,055,503	31.98%	6.701%	635	$259,021	75.88%	73.83%	97.66%
FL	352	46,808,876	8.27	7.138	617	132,980	76.83	80.80	95.55
TX	254	29,559,333	5.22	7.319	614	116,375	77.71	76.76	96.78
OH	211	25,634,585	4.53	7.260	611	121,491	81.72	88.72	96.91
NV	117	22,907,450	4.05	6.987	626	195,790	76.36	81.81	96.43
VA	120	21,742,219	3.84	7.100	622	181,185	78.73	75.17	97.43
PA	136	18,111,265	3.20	7.183	613	133,171	79.03	86.80	96.76
IL	99	17,867,270	3.16	7.087	613	180,477	81.42	82.15	99.07
NJ	66	17,347,769	3.06	7.144	607	262,845	77.91	81.23	100.00
WA	101	17,082,154	3.02	6.776	633	169,130	79.35	87.25	97.70
Other	1,178	167,957,519	29.67	7.173	624	142,579	79.40	82.21	98.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92154	7	$2,609,793	0.46%	6.836%	611	$372,828	78.60%	71.80%	92.16%
89031	11	2,270,299	0.40	7.395	603	206,391	77.85	100.00	81.66
91709	6	2,237,498	0.40	6.820	607	372,916	73.71	67.41	100.00
91913	5	1,983,422	0.35	6.287	692	396,684	77.89	40.29	100.00
92114	6	1,831,345	0.32	6.621	663	305,224	76.09	60.28	100.00
89032	9	1,789,416	0.32	7.033	604	198,824	79.91	90.67	100.00
92126	5	1,788,838	0.32	7.241	666	357,768	77.29	100.00	100.00
89108	9	1,780,719	0.31	6.890	624	197,858	80.91	88.11	100.00
92509	8	1,716,309	0.30	6.459	619	214,539	76.16	100.00	100.00
92551	7	1,525,908	0.27	7.166	588	217,987	76.64	85.58	100.00
Other	3,260	546,540,396	96.55	7.010	625	167,650	77.95	79.39	97.65

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	129	$12,627,771	2.23%	7.035%	622	$97,890	69.88%	91.53%	99.12%
181 - 240	77	7,836,780	1.38	7.050	620	101,776	78.17	94.42	97.04
241 - 360	3,127	545,609,392	96.38	7.004	625	174,483	78.12	78.91	97.59

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	1,258	$249,245,687	44.03%	7.118%	612	$198,129	78.83%	72.81%	97.39%
Fixed	1,564	213,036,052	37.63	6.904	631	136,212	75.84	90.40	97.21
2 Year ARM IO	156	49,216,493	8.69	6.646	667	315,490	80.14	60.76	100.00
3 Year ARM	288	39,736,232	7.02	7.408	613	137,973	80.16	80.23	98.32
Fixed IO	23	5,572,538	0.98	6.543	664	242,284	81.96	97.26	100.00
3 Year ARM IO	18	4,388,306	0.78	6.563	654	243,795	79.58	97.28	100.00
5 Year ARM	23	4,210,479	0.74	6.938	653	183,064	77.43	77.67	91.59
5 Year ARM IO	2	544,350	0.10	6.789	632	272,175	74.33	100.00	100.00
Balloon	1	123,806	0.02	7.250	609	123,806	80.00	100.00	100.00

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	8	$838,256	0.15%	7.774%	581	$104,782	79.03%	89.50%	100.00%
1.50%	1,737	346,503,290	61.21	7.073	621	199,484	79.16	72.32	97.83
Fixed Rate	1,588	218,732,397	38.64	6.895	632	137,741	76.00	90.58	97.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	8	$838,256	0.15%	7.774%	581	$104,782	79.03%	89.50%	100.00%
1.50%	1,737	346,503,290	61.21	7.073	621	199,484	79.16	72.32	97.83
Fixed Rate	1,588	218,732,397	38.64	6.895	632	137,741	76.00	90.58	97.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
13 - 24	1,414	$298,462,180	52.72%	7.040%	621	$211,077	79.05%	70.83%	97.82%
25 - 36	306	44,124,537	7.79	7.324	617	144,198	80.10	81.92	98.49
49 >=	25	4,754,829	0.84	6.921	651	190,193	77.08	80.22	92.55
Fixed Rate	1,588	218,732,397	38.64	6.895	632	137,741	76.00	90.58	97.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	2	$422,286	0.07%	4.943%	733	$211,143	89.57%	100.00%	100.00%
12.00 - 12.49%	2	263,322	0.05	5.393	608	131,661	86.36	100.00	100.00
12.50 - 12.99%	52	19,103,845	3.37	5.829	660	367,382	77.23	90.38	100.00
13.00 - 13.49%	229	54,113,063	9.56	6.294	644	236,302	79.09	82.42	99.10
13.50 - 13.99%	414	101,376,470	17.91	6.792	629	244,871	79.02	63.56	98.11
14.00 - 14.49%	617	102,422,113	18.09	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	177	34,414,809	6.08	7.739	612	194,434	79.44	57.54	95.86
15.00 - 15.49%	84	12,747,203	2.25	8.264	586	151,752	78.85	68.67	96.74
15.50 - 15.99%	164	22,177,738	3.92	8.751	572	135,230	78.83	87.10	96.25
16.00% & Above	4	300,699	0.05	9.553	601	75,175	81.40	100.00	100.00
Fixed Rate	1,588	218,732,397	38.64	6.895	632	137,741	76.00	90.58	97.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	237	$62,314,688	11.01%	6.145%	650	$262,931	78.74%	85.91%	100.00%
5.00 - 5.49%	372	90,052,773	15.91	6.740	630	242,077	79.21	67.93	97.85
5.50 - 5.99%	546	100,170,210	17.70	7.168	615	183,462	79.28	69.34	98.11
6.00 - 6.49%	298	51,887,188	9.17	7.484	610	174,118	79.70	67.08	96.05
6.50 - 6.99%	108	18,146,177	3.21	8.015	605	168,020	78.17	59.51	95.51
7.00% & Above	184	24,770,512	4.38	8.709	572	134,622	79.09	87.17	96.64
Fixed Rate	1,588	218,732,397	38.64	6.895	632	137,741	76.00	90.58	97.28

Total:	3,333	$566,073,943	100.00%	7.005%	625	$169,839	77.94%	79.40%	97.62%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans – Adjustable Rate Collateral (1)

Scheduled Principal Balance:	$347,341,546
Number of Mortgage Loans:	1,745
Average Scheduled Principal Balance:	$199,050
Weighted Average Gross Coupon:	7.075%
Weighted Average Net Coupon: (2)	6.573%
Weighted Average Current FICO Score:	621
Weighted Average Original LTV Ratio:	79.16%
Weighted Average Stated Remaining Term (months):	359
Weighted Average Seasoning (months):	1
Weighted Average Months to Roll: (3)	25
Weighted Average Gross Margin: (3)	5.68%
Weighted Average Initial Rate Cap: (3)	1.50%
Weighted Average Periodic Rate Cap: (3)	1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)	14.07%

(7)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(8)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.
(9)	Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	2	$99,933	0.03%	7.745%	649	$49,966	79.55%	50.03%	50.03%
$50,001 - $75,000	152	9,988,324	2.88	7.754	602	65,713	76.64	87.25	89.48
$75,001 - $100,000	250	21,873,524	6.30	7.519	599	87,494	78.76	90.67	95.62
$100,001 - $125,000	240	26,868,848	7.74	7.388	603	111,954	79.72	88.98	98.77
$125,001 - $150,000	208	28,565,878	8.22	7.212	609	137,336	80.39	89.92	94.70
$150,001 - $200,000	251	43,539,146	12.53	7.178	611	173,463	79.37	81.72	99.30
$200,001 - $250,000	148	33,047,357	9.51	7.186	609	223,293	79.31	76.55	98.08
$250,001 - $300,000	111	30,498,518	8.78	6.996	609	274,761	79.91	83.54	96.27
$300,001 - $350,000	113	37,535,841	10.81	6.839	623	332,176	80.24	69.90	99.07
$350,001 - $400,000	131	49,092,177	14.13	6.740	635	374,749	79.94	54.21	99.28
$400,001 & Above	139	66,232,001	19.07	6.932	649	476,489	77.14	51.27	98.73

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	2	$422,286	0.12%	4.943%	733	$211,143	89.57%	100.00%	100.00%
5.00 - 5.49%	2	263,322	0.08	5.393	608	131,661	86.36	100.00	100.00
5.50 - 5.99%	52	19,103,845	5.50	5.829	660	367,382	77.23	90.38	100.00
6.00 - 6.49%	228	53,759,063	15.48	6.291	644	235,785	79.21	82.30	99.09
6.50 - 6.99%	415	101,730,470	29.29	6.792	630	245,134	78.95	63.69	98.11
7.00 - 7.49%	617	102,422,113	29.49	7.271	610	166,000	79.63	74.39	97.61
7.50 - 7.99%	177	34,414,809	9.91	7.739	612	194,434	79.44	57.54	95.86
8.00 - 8.49%	85	12,831,256	3.69	8.264	587	150,956	78.86	68.88	96.76
8.50 - 8.99%	163	22,093,685	6.36	8.753	572	135,544	78.82	87.05	96.24
9.00% & Above	4	300,699	0.09	9.553	601	75,175	81.40	100.00	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	32	$9,412,201	2.71%	6.582%	758	$294,131	78.77%	39.16%	96.24%
720 - 739	29	6,959,719	2.00	6.725	728	239,990	77.84	29.60	97.59
700 - 719	38	10,628,229	3.06	6.717	709	279,690	79.29	37.19	98.57
680 - 699	83	20,502,719	5.90	6.704	690	247,021	79.06	51.45	96.88
660 - 679	138	31,121,968	8.96	6.955	669	225,522	78.63	33.97	97.15
640 - 659	201	47,982,280	13.81	6.911	649	238,718	78.12	52.81	98.59
620 - 639	277	55,524,298	15.99	6.959	629	200,449	79.44	76.14	97.50
600 - 619	209	39,138,695	11.27	6.945	609	187,266	80.62	89.07	98.48
580 - 599	243	43,693,173	12.58	7.141	590	179,807	80.00	85.56	97.71
560 - 579	180	31,263,401	9.00	7.463	569	173,686	82.62	97.43	99.17
540 - 559	148	24,953,831	7.18	7.409	551	168,607	78.92	96.39	96.99
520 - 539	110	16,268,045	4.68	7.708	530	147,891	74.12	100.00	95.99
500 - 519	57	9,892,989	2.85	7.872	515	173,561	74.01	100.00	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	67	$12,579,638	3.62%	7.125%	602	$187,756	49.70%	59.21%	91.56%
60.01 - 70.00%	104	22,338,877	6.43	7.133	598	214,797	67.25	67.00	95.13
70.01 - 80.00%	1,142	230,668,567	66.41	7.019	633	201,986	78.97	63.81	98.58
80.01 - 85.00%	166	29,353,555	8.45	7.236	590	176,829	84.14	100.00	92.83
85.01 - 90.00%	266	52,400,909	15.09	7.192	600	196,996	89.33	100.00	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	1,395	$251,354,420	72.37%	7.056%	605	$180,182	80.16%	100.00%	97.48%
Stated	350	95,987,127	27.63	7.123	662	274,249	76.54	0.00	98.76

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	966	$187,378,631	53.95%	7.133%	599	$193,974	78.48%	83.27%	96.76%
Purchase	749	155,655,356	44.81	6.990	648	207,818	80.02	59.17	99.12
Nocash Refi	30	4,307,559	1.24	7.588	590	143,585	77.16	74.61	97.96

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	1,689	$339,813,653	97.83%	7.068%	621	$201,192	79.25%	72.10%	100.00%
Rental	50	6,730,640	1.94	7.478	616	134,613	74.58	85.78	0.00
2nd Home	6	797,254	0.23	6.758	709	132,876	76.63	70.40	0.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,357	$263,013,632	75.72%	7.088%	618	$193,820	79.05%	72.98%	97.75%
Pud	204	49,142,005	14.15	7.082	629	240,892	78.99	67.63	98.89
Condo	125	24,404,424	7.03	6.890	638	195,235	80.72	74.73	95.67
Multi Unit	41	8,017,149	2.31	7.143	627	195,540	78.94	73.23	100.00
Townhouse	18	2,764,336	0.80	7.141	613	153,574	78.76	74.78	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	410	$125,994,662	36.27%	6.763%	631	$307,304	77.89%	66.60%	97.74%
FL	126	19,870,185	5.72	7.329	620	157,700	79.12	67.47	94.96
OH	143	17,478,835	5.03	7.263	608	122,230	82.33	87.06	96.39
IL	85	16,023,608	4.61	7.082	612	188,513	81.67	80.56	99.43
MD	58	14,076,901	4.05	7.269	613	242,705	81.33	79.89	96.89
NV	64	13,837,602	3.98	7.090	623	216,213	77.43	70.53	96.05
VA	60	12,990,803	3.74	7.224	622	216,513	79.09	60.93	97.64
NJ	48	12,489,873	3.60	7.239	596	260,206	78.39	80.02	100.00
TX	93	12,099,503	3.48	7.558	606	130,102	78.80	66.93	97.24
CT	50	9,789,469	2.82	7.080	611	195,789	76.85	72.24	100.00
Other	608	92,690,105	26.69	7.269	618	152,451	80.19	77.48	98.56

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92154	7	$2,609,793	0.75%	6.836%	611	$372,828	78.60%	71.80%	92.16%
91913	5	1,983,422	0.57	6.287	692	396,684	77.89	40.29	100.00
92126	5	1,788,838	0.52	7.241	666	357,768	77.29	100.00	100.00
91709	4	1,508,404	0.43	6.790	588	377,101	75.66	100.00	100.00
92114	4	1,490,015	0.43	6.600	676	372,504	82.57	51.18	100.00
92563	4	1,424,000	0.41	6.425	635	356,000	80.00	75.28	100.00
89031	6	1,359,285	0.39	7.399	603	226,547	77.76	100.00	69.37
89108	6	1,298,215	0.37	6.848	618	216,369	81.75	83.70	100.00
95376	3	1,271,046	0.37	7.463	613	423,682	79.04	52.83	100.00
20772	5	1,264,988	0.36	7.176	627	252,998	82.60	100.00	76.50
Other	1,696	331,343,542	95.39	7.084	620	195,368	79.16	72.18	98.01

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 Year ARM	1,258	$249,245,687	71.76%	7.118%	612	$198,129	78.83%	72.81%	97.39%
2 Year ARM IO	156	49,216,493	14.17	6.646	667	315,490	80.14	60.76	100.00
3 Year ARM	288	39,736,232	11.44	7.408	613	137,973	80.16	80.23	98.32
3 Year ARM IO	18	4,388,306	1.26	6.563	654	243,795	79.58	97.28	100.00
5 Year ARM	23	4,210,479	1.21	6.938	653	183,064	77.43	77.67	91.59
5 Year ARM IO	2	544,350	0.16	6.789	632	272,175	74.33	100.00	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	8	$838,256	0.24%	7.774%	581	$104,782	79.03%	89.50%	100.00%
1.50%	1,737	346,503,290	99.76	7.073	621	199,484	79.16	72.32	97.83

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1.00%	8	$838,256	0.24%	7.774%	581	$104,782	79.03%	89.50%	100.00%
1.50%	1,737	346,503,290	99.76	7.073	621	199,484	79.16	72.32	97.83

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Months to Rate Reset

Months To Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
13 - 24	1,414	$298,462,180	85.93%	7.040%	621	$211,077	79.05%	70.83%	97.82%
25 - 36	306	44,124,537	12.70	7.324	617	144,198	80.10	81.92	98.49
49 >=	25	4,754,829	1.37	6.921	651	190,193	77.08	80.22	92.55

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
11.99% & Below	2	$422,286	0.12%	4.943%	733	$211,143	89.57%	100.00%	100.00%
12.00 - 12.49%	2	263,322	0.08	5.393	608	131,661	86.36	100.00	100.00
12.50 - 12.99%	52	19,103,845	5.50	5.829	660	367,382	77.23	90.38	100.00
13.00 - 13.49%	229	54,113,063	15.58	6.294	644	236,302	79.09	82.42	99.10
13.50 - 13.99%	414	101,376,470	29.19	6.792	629	244,871	79.02	63.56	98.11
14.00 - 14.49%	617	102,422,113	29.49	7.271	610	166,000	79.63	74.39	97.61
14.50 - 14.99%	177	34,414,809	9.91	7.739	612	194,434	79.44	57.54	95.86
15.00 - 15.49%	84	12,747,203	3.67	8.264	586	151,752	78.85	68.67	96.74
15.50 - 15.99%	164	22,177,738	6.38	8.751	572	135,230	78.83	87.10	96.25
16.00% & Above	4	300,699	0.09	9.553	601	75,175	81.40	100.00	100.00

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

Distribution by Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	237	$62,314,688	17.94%	6.145%	650	$262,931	78.74%	85.91%	100.00%
5.00 - 5.49%	372	90,052,773	25.93	6.740	630	242,077	79.21	67.93	97.85
5.50 - 5.99%	546	100,170,210	28.84	7.168	615	183,462	79.28	69.34	98.11
6.00 - 6.49%	298	51,887,188	14.94	7.484	610	174,118	79.70	67.08	96.05
6.50 - 6.99%	108	18,146,177	5.22	8.015	605	168,020	78.17	59.51	95.51
7.00% & Above	184	24,770,512	7.13	8.709	572	134,622	79.09	87.17	96.64

Total:	1,745	$347,341,546	100.00%	7.075%	621	$199,050	79.16%	72.37%	97.83%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The Group II Mortgage Loans – Fixed Rate Collateral (1)

Scheduled Principal Balance:	$218,732,397
Number of Mortgage Loans:	1,588
Average Scheduled Principal Balance:	$137,741
Weighted Average Gross Coupon:	6.895%
Weighted Average Net Coupon: (2)	6.393%
Weighted Average Current FICO Score:	632
Weighted Average Original LTV Ratio:	76.00%
Weighted Average Stated Remaining Term (months):	344
Weighted Average Seasoning (months):	1

(1)	All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2)	The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the servicing and the trustee fee.

Distribution by Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,000 & Below	24	$1,198,116	0.55%	7.165%	623	$49,922	60.23%	87.49%	79.16%
$50,001 - $75,000	294	18,754,900	8.57	7.343	623	63,792	73.80	94.00	92.82
$75,001 - $100,000	350	30,860,478	14.11	7.141	618	88,173	74.91	93.74	94.84
$100,001 - $125,000	267	30,226,134	13.82	7.085	624	113,206	76.34	95.20	96.29
$125,001 - $150,000	178	24,457,733	11.18	6.888	628	137,403	75.77	95.36	96.59
$150,001 - $200,000	230	39,248,097	17.94	6.847	631	170,644	76.08	91.59	98.71
$200,001 - $250,000	95	20,860,576	9.54	6.682	633	219,585	76.05	90.59	100.00
$250,001 - $300,000	48	13,122,070	6.00	6.591	649	273,376	79.06	81.28	100.00
$300,001 - $350,000	34	11,116,309	5.08	6.712	643	326,950	77.69	67.85	97.27
$350,001 - $400,000	25	9,466,031	4.33	6.663	644	378,641	78.89	91.72	100.00
$400,001 & Above	43	19,421,953	8.88	6.512	659	451,673	75.90	85.89	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99% & Below	1	$149,819	0.07%	4.990%	792	$149,819	75.76%	100.00%	100.00%
5.00 - 5.49%	6	1,110,921	0.51	5.324	681	185,154	71.57	100.00	100.00
5.50 - 5.99%	170	30,674,128	14.02	5.882	673	180,436	69.86	95.31	99.46
6.00 - 6.49%	186	29,100,498	13.30	6.272	654	156,454	73.47	93.51	99.46
6.50 - 6.99%	553	80,963,465	37.01	6.780	636	146,408	76.59	88.39	97.31
7.00 - 7.49%	237	29,635,742	13.55	7.268	611	125,045	77.78	89.69	96.07
7.50 - 7.99%	309	34,889,255	15.95	7.735	604	112,910	79.91	89.03	94.46
8.00 - 8.49%	56	5,903,215	2.70	8.191	582	105,415	79.49	87.45	96.78
8.50 - 8.99%	56	5,093,257	2.33	8.739	562	90,951	77.95	96.30	98.00
9.00% & Above	14	1,212,095	0.55	9.464	572	86,578	75.19	94.64	94.64

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	66	$11,161,269	5.10%	6.256%	769	$169,110	69.33%	85.72%	94.83%
720 - 739	27	4,185,117	1.91	6.538	731	155,004	77.92	65.11	95.12
700 - 719	53	7,818,443	3.57	6.260	709	147,518	74.26	95.98	97.13
680 - 699	90	12,658,081	5.79	6.601	688	140,645	74.48	77.21	94.35
660 - 679	160	25,459,007	11.64	6.584	669	159,119	76.48	83.12	97.05
640 - 659	207	30,043,024	13.74	6.736	649	145,135	77.18	89.81	97.80
620 - 639	267	36,240,426	16.57	6.888	630	135,732	78.13	93.37	97.09
600 - 619	226	32,381,362	14.80	6.970	609	143,280	77.52	93.50	98.32
580 - 599	177	21,865,501	10.00	7.200	591	123,534	75.12	88.63	97.56
560 - 579	132	16,198,871	7.41	7.338	570	122,719	76.61	100.00	98.19
540 - 559	92	10,364,101	4.74	7.370	550	112,653	74.16	100.00	96.99
520 - 539	69	8,139,420	3.72	7.746	530	117,963	71.50	100.00	99.01
500 - 519	22	2,217,774	1.01	7.833	515	100,808	71.40	100.00	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
First	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00% & Below	205	$24,173,888	11.05%	6.569%	635	$117,921	47.94%	85.56%	97.17%
60.01 - 70.00%	180	25,398,466	11.61	6.689	629	141,103	65.97	85.89	93.90
70.01 - 80.00%	735	106,147,019	48.53	6.916	637	144,418	78.28	87.25	97.80
80.01 - 85.00%	183	24,000,788	10.97	6.976	620	131,152	83.55	100.00	94.22
85.01 - 90.00%	285	39,012,235	17.84	7.124	627	136,885	89.06	100.00	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full	1,469	$198,124,548	90.58%	6.881%	629	$134,870	76.45%	100.00%	97.46%
Stated	119	20,607,848	9.42	7.025	661	173,175	71.64	0.00	95.54

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Cashout Refi	1,282	$175,934,003	80.43%	6.890%	626	$137,234	75.56%	91.33%	96.85%
Purchase	220	31,792,041	14.53	6.913	667	144,509	78.08	86.02	98.68
Nocash Refi	86	11,006,352	5.03	6.923	633	127,981	76.92	91.73	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Owner Occupied	1,523	$212,779,596	97.28%	6.885%	632	$139,711	76.06%	90.75%	100.00%
Rental	59	5,241,042	2.40	7.342	644	88,831	74.77	82.48	0.00
2nd Home	6	711,759	0.33	6.552	685	118,626	65.08	100.00	0.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Single Family	1,351	$181,800,427	83.12%	6.918%	631	$134,567	76.14%	90.41%	97.41%
Pud	131	22,167,575	10.13	6.754	641	169,218	75.82	90.24	97.15
Condo	74	9,575,066	4.38	6.910	634	129,393	77.64	93.86	95.46
Multi Unit	19	3,418,125	1.56	6.743	630	179,901	65.90	90.55	100.00
Townhouse	9	1,345,913	0.62	6.517	662	149,546	75.29	93.31	86.22
Modular Home	4	425,291	0.19	6.420	687	106,323	68.77	100.00	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	289	$55,060,842	25.17%	6.559%	645	$190,522	71.30%	90.36%	97.46%
FL	226	26,938,690	12.32	6.997	616	119,198	75.14	90.63	95.98
TX	161	17,459,831	7.98	7.153	620	108,446	76.96	83.57	96.47
PA	95	12,142,736	5.55	6.955	626	127,818	78.79	91.70	98.05
NV	53	9,069,848	4.15	6.829	631	171,129	74.72	99.01	97.02
WA	57	8,898,481	4.07	6.791	639	156,114	77.76	86.73	96.55
VA	60	8,751,416	4.00	6.916	622	145,857	78.19	96.31	97.12
OH	68	8,155,750	3.73	7.253	618	119,937	80.42	92.27	98.03
TN	69	6,712,345	3.07	7.189	635	97,280	81.37	91.83	95.17
OR	39	6,068,699	2.77	6.683	648	155,608	78.20	84.14	100.00
Other	471	59,473,760	27.19	7.032	633	126,271	78.05	91.32	97.80

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission (“SEC”). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution by Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
92509	6	$1,129,360	0.52%	6.398%	638	$188,227	74.16%	100.00%	100.00%
79912	5	1,031,368	0.47	6.591	634	206,274	76.90	100.00	100.00
89031	5	911,014	0.42	7.391	603	182,203	78.00	100.00	100.00
97526	6	898,520	0.41	6.838	626	149,753	76.15	77.78	100.00
92880	2	876,714	0.40	6.179	695	438,357	84.87	100.00	100.00
96789	3	772,567	0.35	6.235	702	257,522	80.00	100.00	100.00
92345	4	763,926	0.35	6.836	646	190,982	78.51	100.00	100.00
92557	4	758,453	0.35	6.093	681	189,613	62.26	100.00	100.00
92553	4	747,891	0.34	6.583	630	186,973	74.02	100.00	100.00
92879	3	747,662	0.34	7.070	647	249,221	82.61	100.00	80.62
Other	1,546	210,094,921	96.05	6.906	631	135,896	75.97	90.29	97.24

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Remaining Months to Maturity

Remaining Months To Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
1 - 180	129	$12,627,771	5.77%	7.035%	622	$97,890	69.88%	91.53%	99.12%
181 - 240	77	7,836,780	3.58	7.050	620	101,776	78.17	94.42	97.04
241 - 360	1,382	198,267,845	90.64	6.880	633	143,464	76.30	90.37	97.17

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

Distribution by Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Original LTV	Pct. Full Doc	Pct. Owner Occupied
Fixed	1,564	$213,036,052	97.40%	6.904%	631	$136,212	75.84%	90.40%	97.21%
Fixed IO	23	5,572,538	2.55	6.543	664	242,284	81.96	97.26	100.00
Balloon	1	123,806	0.06	7.250	609	123,806	80.00	100.00	100.00

Total:	1,588	$218,732,397	100.00%	6.895%	632	$137,741	76.00%	90.58%	97.28%

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